UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101) Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SPACEHAB, Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

January 7, 2009

To the Shareholders of SPACEHAB, Incorporated:

You are cordially invited to attend the Annual Meeting of Shareholders for SPACEHAB, Incorporated (the “Company” or “SPACEHAB”) to be held at the Space Center Houston located at 1601 NASA Road 1,  Houston, Texas 77058 on February 10, 2009, at 9:00 a.m. (Houston time). Information about the meeting, the nominees for directors, and the proposals to be considered are presented in the Notice of Annual Meeting and the proxy statement on the following pages.

At the meeting you will be asked to consider and vote on the following matters: (i) to elect seven directors to the Company’s Board of Directors; (ii) to ratify the appointment of PMB Helin Donovan, LLP as independent registered public accountants for the Company; (iii) to approve a reverse stock split of the Company’s common stock in a ratio to be determined by the Board of Directors; (iv) to approve the change of the name of the Company from SPACEHAB, Incorporated to Astrotech Corporation; (v) to approve the re-incorporation of the Company in the State of Delaware; (vi) to approve any motion to adjourn the Annual Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the foregoing proposals; and (vii) to transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors has approved these proposals and the Company urges you to vote in favor of these proposals and such other matters as may be submitted to you for a vote at the meeting.

The Board of Directors has fixed the close of business on December 15, 2008 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.

This proxy statement and accompanying proxy card are being mailed to our shareholders along with the Company’s Annual Report on Form 10-K.  Please refer to the Company’s Form 10-K filed on September 29, 2008 and Amendment 1 filed on Form 10-K/A on December 2, 2008, which has been incorporated herein by reference, for the Company’s officer and director compensation information, including the Company’s compensation discussion and analysis.

Your participation in the Company’s affairs is important regardless of the number of shares you hold. To ensure your representation at the meeting, the Company urges you to mark, sign, date, and return the enclosed proxy card promptly even if you anticipate attending in person. If you attend, you will, of course, be entitled to vote in person.

Thank you for your assistance in returning your proxy card promptly.

By Order of the Board of Directors,

Brian K. Harrington
Senior Vice President and
Chief Financial Officer
Secretary and Treasurer

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation by the Board of Directors of SPACEHAB, Incorporated, (the “Company” or “SPACEHAB”) a Washington corporation, of proxies to be voted at the Annual Meeting of Shareholders on February 10, 2009 at 9:00 a.m. (Houston time), which is an Annual Meeting to be held at the Space Center Houston located at 1601 NASA Road 1, Houston, Texas 77058 (the “Annual Meeting”). This proxy statement, the accompanying proxy card, and Annual Report on Form 10-K, are first being mailed to shareholders on or about January 7, 2009.

At the meeting you will be asked to consider and vote on the following matters:

(i)                                   To elect seven directors to the Company’s Board of Directors. If the re-incorporation (Proposal 5) is approved, the new Delaware corporation will have a classified board with three classes of directors with directors elected for initial terms of one to three years;

(ii)                                 To ratify the appointment of PMB Helin Donovan, LLP as independent registered public accountants for the Company;

(iii)                            To approve a reverse split of the Company’s common stock in a ratio to be determined by the Board of Directors within twelve (12) months of the date of approval providing that such ratio shall be not greater than one share of new common stock for each five shares of old common stock.;

(iv)                             To approve a change in the name of the Company from SPACEHAB, Incorporated to Astrotech Corporation;

(v)                                To approve a change in the state of incorporation from Washington to Delaware by approving and adopting an Agreement and Plan of Merger providing for the merger of the Company into its wholly-owned subsidiary, Astrotech Corporation, a Delaware corporation;

(vi)                            To approve any motion to adjourn the Annual Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the foregoing proposals; and

(vii)                        To transact such other business as may properly come before the meeting and any adjournment thereof.

Record Date and Voting Securities

The Board of Directors has fixed the close of business on December 15, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 16,942,718 shares of SPACEHAB’s common stock, no par value per share, outstanding. Holders of common stock are entitled to notice of the Annual Meeting and to one vote per share of common stock owned as of the record date at the Annual Meeting. No shareholder shall be allowed to cumulate votes.

Proxies

The Board of Directors is soliciting a proxy in the form accompanying this proxy statement for use at the Annual Meeting and will not vote the proxy at any other meeting. Mr. Mark E. Adams and Mr. Thomas B. Pickens, III, or each acting individually, are the persons named as proxies on the proxy card accompanying this proxy statement, and are who the Board of Directors have selected to serve in such capacity. Mr. Adams is a member of the Board of Directors and Mr. Pickens is Chairman of the Board of Directors and Chief Executive Officer.

Revocation of Proxies

Each shareholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. Revocation of a proxy is effective when the Secretary of the Company receives either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Voting of Proxies

Because many SPACEHAB shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting as set forth in this proxy statement. Shareholders are urged to read carefully the material in this proxy statement, specify their choice on each matter by marking the appropriate boxes on the enclosed proxy card, and sign, date, and return the card in the enclosed stamped envelope.

Each proxy that is (a) properly executed, (b) timely received by the Company before or at the Annual Meeting, and (c) not properly revoked by the shareholder pursuant to the instructions above, will be voted in accordance with the directions specified on the proxy and otherwise in accordance with the judgment of the persons designated therein as proxies. If no choice is specified and the proxy is properly signed and returned, the shares will be voted by the persons named as proxies in accordance with the recommendations of the Board of Directors contained in this proxy statement.

Dissenters’ Rights of Appraisal

Under Washington corporate law, the Company’s shareholders are not entitled to appraisal rights with respect to the proposals being voted on at the Annual Meeting, and we will not independently provide the Company’s shareholders with any such rights.

Quorum; Method of Tabulation

The holders of at least a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum. The election of the seven directors to be elected by the holders of common stock requires the vote of a plurality of the shares of common stock represented at the meeting. The vote of the majority of the outstanding shares of common stock, present (in person or by proxy) and entitled to vote at the meeting voting together, is required  to ratify the appointment of PMB Helin Donovan, LLP as independent registered public accountants for the Company. The affirmative vote of a majority of the outstanding shares of common stock, entitled to be cast, is required to approve the proposed Agreement and Plan of Merger and the proposed amendments to the Company’s Amended and Restated Articles of Incorporation related to the name change and the reverse stock split set forth in Proposals 3, 4 and 5.

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. Therefore, abstentions will be the equivalent of a “no” vote for Proposals 2, 3, 4 and 5 and will have no effect on determinations of plurality for Proposal 1 except to the extent that they affect the total votes received by a particular candidate.

Many of the Company’s shares of common stock are held in “street name,” meaning that a depository, broker-dealer or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. Generally, a street name holder must receive direction from the beneficial owner of the shares to vote on issues other than routine shareholder matters such as the election of directors or ratification of auditors. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote at the Annual Meeting for such matter. Accordingly, broker non-votes will have no effect on determinations of plurality for Proposal 1 except to the extent that they affect the total votes received by a particular candidate, will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for Proposal 2 by reducing the total number of shares from which a majority is calculated, and will be the equivalent of a “no” vote for the matters being voted upon in Proposals 3, 4 and 5.

Effect of Shareholder Approval of the Reverse Split, the Name Change and the Re-Incorporation

The Agreement and Plan of Merger may be terminated, deferred or abandoned by action of the Board of Directors of the Company at any time prior to the effective time of the merger, whether before or after the shareholders of the Company approve this proposal to effect the re-incorporation, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the re-incorporation would be inadvisable or not in the best interests of the Company and its shareholders.  If one or more of the proposals to amend the articles of incorporation are not approved, the Board of Directors may determine that it is in the best interests of the Company and its shareholders not to give effect to any of the proposals.  If the Agreement and Plan of Merger is not approved, the Company will remain incorporated as a Washington corporation.  If none of the proposals to amend the articles of incorporation are approved, the Company will not execute or file amended articles of incorporation.  The Board of Directors may determine that it is in the best interests of the Company and its shareholders not to give effect to the reverse split, even if it is approved by the shareholders.

Form 10-K

Shareholders may obtain, without charge, a copy of the Company’s 2008 Annual Report on Form 10-K for the fiscal year ended June 30, 2008 as filed with the Securities and Exchange Commission (“SEC”) on September 29, 2008 and amended on December 2, 2008. For copies, please contact Investor Relations at the address of the Company’s principal executive office: SPACEHAB, Incorporated, 907 Gemini Street, Houston, Texas 77058. The Form 10-K is also available to the public through the SEC’s website at www.sec.gov and through the Company’s website at www.spacehab.com.  Please refer to the Company’s Form 10-K filed on September 29, 2008 and Amendment 1 filed on Form 10-K/A on December 2, 2008, which has been incorporated herein by reference, for the Company’s officer and director compensation information, including the Company’s compensation discussion and analysis.

Governance of the Company

Corporate Governance Policy.  The Company’s business affairs are managed under the direction of our Board of Directors in accordance with the Washington Business Corporation Act and the Amended and Restated Articles of Incorporation and Bylaws of the Company.  The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of the Company’s shareholders and other constituencies.  The Board strives to ensure the success and continuity of the Company and its mission through the election and appointment of qualified management, which regularly keeps Board members informed regarding the Company’s business and regarding its industry.  The Board is also responsible for ensuring that SPACEHAB, Incorporated’s activities are conducted in a responsible and ethical manner.  The Board is committed to the maintenance of sound corporate governance principles.

The Company operates under corporate governance principles and practices that are reflected in a set of written Corporate Governance Policies which are available on the Company’s website at www.spacehab.com, “Investor Info.”  These include the following:

•                  Code of Ethics and Business Conduct

•                  Code of Ethics for Senior Financial Officers

•                  Shareholder Communications with Directors Policy

•                  Complaint and Reporting Procedures for Accounting and Auditing Matters

•                  Audit Committee Charter

•                  Compensation Committee Charter

•                  Corporate Governance and Nominating Committee Charter

Code of Ethics and Business Conduct

The Company’s Code of Ethics and Business Conduct applies to all directors, officers, and employees of SPACEHAB. The key principles of this code include acting legally and ethically, speaking up, getting advice, and dealing fairly with the Company’s shareholders. The Code of Ethics and Business Conduct is available on the Company’s website at www.spacehab.com and is available to the Company’s shareholders upon request. The Code of Ethics and Business Conduct meets the requirements for a “Code of Conduct” under NASDAQ rules.

Code of Ethics for Senior Financial Officers

The Company’s Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and other designated senior financial professionals. The key principles of this Code include acting legally and ethically, promoting honest business conduct, and providing timely and meaningful financial disclosures to the Company’s shareholders. The Code of Ethics for Senior Financial Professionals is available on the Company’s website at www.spacehab.com and is available to the Company’s shareholders upon request. The Code of Ethics for Senior Financial Professionals meets the requirements of a “Code of Ethics” under SEC rules.

Shareholder Communications with Directors Policy

The Company’s Shareholder Communications with Directors Policy provides a medium for shareholders to communicate with the Board of Directors. Under this policy, shareholders may communicate with the Board of Directors or specific Board members by sending a letter to SPACEHAB, Incorporated, Shareholder Communications with the Board of Directors, Attn: Secretary, 907 Gemini Street, Houston, Texas 77058. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

Complaint and Reporting Procedures for Accounting and Auditing Matters

The Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters provide for the (i) receipt, retention, and treatment of complaints, reports, and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission of complaints, reports, and concerns by employees regarding questionable accounting or auditing matters, in each case relating to SPACEHAB. Complaints may be made through a toll-free independent “Integrity Helpline” telephone number and a dedicated e-mail address. Complaints received are logged by the Company’s senior Ethics and Compliance Office executive, communicated to the Company’s Compliance Committee and to the Company’s Audit Committee, and investigated, under the direction of the Company’s Audit Committee, by the Company’s Ethics and Compliance Office. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, these procedures prohibit the Company from taking adverse action against any person submitting a good faith complaint, report, or concern.

The Board of Directors had determined that Myron J. Goins met the qualification guidelines as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC. Since Mr. Goins’ resignation effective October 16, 2007, until the appointment of Mr. John A. Oliva to the Committee on January 23, 2008, the Audit Committee consisted of two independent directors. We have also determined that Mr. Mark E. Adams, Mr. Oliva, and Mr. R. Scott Nieboer all qualify as financial experts.

Committees of the Board of Directors.  During fiscal year 2008, the Board of Directors had three standing committees:  an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.  The Audit Committee and the Compensation Committee each currently consist of three persons and the Corporate Governance and Nominating Committee currently consists of two persons, and each member of the Audit, Compensation and Corporate Governance and Nominating Committees are required at the minimum to meet the “independence” requirements of the Nasdaq Capital Market’s Marketplace Rules.

Each of the Board committees has adopted a charter that governs its authority, responsibilities and operation.  The Company periodically reviews, both internally and with the Board, the provisions of the Sarbanes-Oxley Act of 2002, and the rules of the SEC and NASDAQ regarding corporate governance policies, processes and listing standards.  In conformity with the requirement of such rules and listing standards, we have adopted a written Audit Committee Charter, a Compensation Committee Charter, and a Corporate Governance and Nominating Committee Charter.  The Audit Committee Charter, as well as the charters of the Compensation Committee, and the Corporate Governance and Nominating Committee may all be found on the Company’s website at www.spacehab.com under “Investor Info” or by writing to SPACEHAB, Incorporated, 907 Gemini Street, Houston, Texas 77058, Attention “Investor Relations” and requesting copies.

Director Independence and Financial Experts.   Each of the three committee charters also require that each member of each committee meet: (1) all applicable criteria defining “independence” that may be prescribed from time to time under Nasdaq Marketplace Rule 4200(a)(15), Rule 10A-(3) under the Securities Exchange Act of 1934, and other related rules and listing standards, (2) the criteria for a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, and (3) the criteria for an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code.

Our Board of Directors also annually makes an affirmative determination that all such “independence” standards have been and continue to be met by the independent directors and members of each of the three committees, that each director qualifying as independent is neither an officer or an employee of SPACEHAB or any of its subsidiaries nor an individual that has any relationship with SPACEHAB or any of its subsidiaries, or with management (either directly or as a partner, shareholder or officer of an entity that has such a relationship) which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In addition, a director is presumptively considered not independent if:

•                  The director, at any time within the past three years, was employed by SPACEHAB or any of its subsidiaries;

•                  The director or a family member received payments from SPACEHAB or any of its subsidiaries in excess of $120,000 during any period of twelve consecutive months within the preceding three years (other than for Board or Committee service, form investments in the Company’s securities);

•                  The director is, or has a family member who is a partner in, an executive officer or controlling shareholder of any entity to which SPACEHAB made to or received from payments for property or services in the current or in any of the prior three years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (other than, with other minor exceptions, payments arising solely from investments in the Company’s securities);

•                  The director is a family member of a person who is, or at any time during the three prior years was employed as an executive officer by SPACEHAB or any of its subsidiaries;

•                  The director is, or has a family member who is employed as an executive officer of another entity where at any time within the prior three years any of SPACEHAB’s officers served on the compensation committee of the other entity; or

•                  The director is, or has a family member who is a current partner of SPACEHAB, Incorporation’s independent auditing firm, or was a partner or employee of that firm who worked on the Company’s audit at any time during the prior three years.

The Board of Directors has determined each of the following directors and director nominees to be an “independent director” as such term is defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules:  Mark E. Adams; R. Scott Nieboer; John A. Oliva; William F. Readdy; and Sha-Chelle Manning.  The Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee during the past fiscal year and the proposed nominees for the upcoming fiscal year meets the independence requirements applicable to those Committees prescribed by NASDAQ and SEC rules.

The Board of Directors held three regularly scheduled and one special meeting since the 2007 Annual Meeting of Shareholders and all directors attended at least 75% of the meetings of the Board of Directors and of the various committees on which they served during such period.  SPACEHAB’s independent directors meet at regularly scheduled quarterly and occasional special executive sessions, each of which was chaired by Mr. Williamson, without management and held one special meeting since the 2007 Annual Meeting of Shareholders.  The members of each committee and the chair of each committee are appointed annually by the Board of Directors.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee was created by the Board of Directors on February 17, 2004. The Corporate Governance and Nominating Committee’s charter was adopted by the Committee and approved by the Board on May 13, 2004. The charter is available in the “Investor Info” section of the Company’s website at www.spacehab.com.  The primary purpose of the Corporate Governance and Nominating Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board members and recommending to the Board director nominees for the next Annual Meeting of Shareholders. In lieu of a recommendation of director nominees by the Corporate Governance and Nominating Committee, such recommendation may be made by a majority of the independent directors. Directors who are members of the Corporate Governance and Nominating Committee are independent directors that meet the requirements of NASDAQ and SEC rules. As of the end of fiscal year 2008, the Corporate Governance and Nominating Committee consisted of Mr. Mark E. Adams (Chairman) and Mr. Barry A. Williamson. General (Ret.) Lance W. Lord was a member of the Corporate Governance and Nominating Committee until his appointment as Chief Executive Officer of Astrotech Space Operations, Inc., a subsidiary, in May 2008. During fiscal year 2008, the Corporate Governance and Nominating Committee met once.

Director Nomination Process

SPACEHAB’s director nominees are approved by the Board after considering the recommendation of the Corporate Governance and Nominating Committee, or such recommendation may be made by a majority of the independent directors. Mr. Barry A. Williamson, a current director and a member of the Corporate Governance and Nominating

Committee, has notified the Board of his intention to not seek nomination for re-election to the Board of Directors at the fiscal year 2008 Annual Meeting of Shareholders. The independent directors of the Company, with the exception of Mr. Williamson, recommended director nominees for the 2008 Annual Meeting of Shareholders.

A Board of seven directors will be elected at the Annual Meeting. The Company’s Articles of Incorporation provide that, with respect to any vacancies or newly created directorships, the Board will nominate such individuals as may be specified by a majority vote of the then sitting directors.

Regarding nominations for directors, the Corporate Governance and Nominating Committee identifies nominees in various ways. The Corporate Governance and Nominating Committee considers the current directors that have expressed interest in, and that continue to satisfy, the criteria for serving on the Board as established by the Corporate Governance and Nominating Committee. Other nominees may be proposed by current directors, members of management, or by shareholders. From time to time, the Corporate Governance and Nominating Committee may engage a professional firm to identify and evaluate potential director nominees, but has not paid any of such fees to date. The Corporate Governance and Nominating Committee considers the Board at a strategic level looking for industry and professional experience that complements the Company’s goals and direction. The Corporate Governance and Nominating Committee has established certain criteria it considers as guidelines in considering nominations for the Board of Directors. The criteria include:

•                  the candidate’s independence;

•                  the candidate’s depth of business experience;

•                  the candidate’s availability to serve;

•                  the candidate’s integrity and personal and professional ethics;

•                  the balance of the business experience on the Board as a whole; and

•                  the need for specific expertise on the Board.

The criteria are not exhaustive and the Corporate Governance and Nominating Committee and the Board of Directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The Corporate Governance and Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In order to ensure that the Board consists of members with a variety of perspectives and skills, the Corporate Governance and Nominating Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board is a financial expert and a majority of the Board members meet all applicable independence requirements, the Corporate Governance and Nominating Committee does not have any specific skills that it believes are necessary for any individual director to possess. Instead, the Corporate Governance and Nominating Committee evaluates potential nominees based on the contribution such nominee’s background and skills could have upon the overall functioning of the Board.

Six of the director nominees set forth in this Proxy Statement and the accompanying proxy card are current directors standing for re-election. Mr. Barry A. Williamson has notified the Board of Directors of his intention to not seek re-election. The Board of Directors has nominated Ms. Sha-Chelle Manning for election by the shareholders at the 2008 Annual Meeting.

For purposes of the 2009 Annual Meeting, the committee will consider any nominations received by the Secretary from a shareholder of record on or before September 9, 2009 (the 120th calendar day before the one-year anniversary date of the release of these proxy materials to shareholders). Any such nomination must be accompanied in writing by all information relating to such person that is required under the federal securities laws, including such person’s written consent to be named in the Proxy Statement as a nominee and to serving as a director, if elected, and to a background check. The nominating shareholder must also submit their name and address, as well as that of the beneficial owner if applicable, and the class and number of shares of SPACEHAB common stock that are owned beneficially and of record by such shareholder and such beneficial owner. Finally, the nominating shareholder must discuss the nominee’s qualifications to serve as a director.

Director Attendance at Annual Shareholders Meeting

Board members are expected to attend the Annual Shareholders Meeting. All of the members of the Board of Directors, then in office, except Barry A. Williamson, which totaled six of the seven members, attended last year’s Annual Meeting of Shareholders held on March 27, 2008.

The Audit Committee

 The Audit Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors on May 13, 2004. The charter is available on the Company’s website which is www.spacehab.com. The Audit Committee is responsible for appointing and compensating a firm of independent registered public accountants to audit the Company’s financial statements, as well as oversight of the performance and review of the scope of the audit performed by the Company’s independent registered public accountants. The Audit Committee also reviews audit plans and procedures, changes in accounting policies, and the use of the independent registered public accountants for non-audit services. As of the end of fiscal year 2008, the Audit Committee consisted of Mr. Oliva (Chairman), Mr. Adams, and Mr. Nieboer. During fiscal year 2008, the Audit Committee met four times.  The Board of Directors has determined that John A. Oliva met the qualification guidelines as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of PMB Helin Donovan, LLP, the Company’s independent registered public accountants. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services to be provided by independent registered public accountants in order to assure that the provision of such services does not impair the auditors’ independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. The policy requires specific pre-approval of the annual audit engagement, most statutory or subsidiary audits, and all permissible non-audit services for which no general pre-approval exists. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The policy delegates to the Chairman the authority to grant certain specific pre-approvals; provided, however, that the Chairman is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Committee’s responsibility to pre-approve services performed by the independent registered public accountants.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. In addition, each such request generally must include a detailed description of the type and scope of services, proposed staffing, a budget of the proposed fees for such services, and a general timetable for the performance of such services.

The report of the Audit Committee is set forth in the Proxy Statement beginning at page 17.

The Compensation Committee

The Compensation Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Compensation Committee and approved by the Board of Directors on May 13, 2004, and amended on May 12, 2005. The charter is available on the Company’s website which is www.spacehab.com. The Compensation Committee is responsible for determining the compensation and benefits of the Chief Executive Officer and all executive officers of the Company and establishing general policies relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the Company’s 2008 Stock Incentive Plan, the 1994 Stock Incentive Plan, the 1995 Directors’ Stock Option Plan, and the Employee Stock Purchase Plan in accordance with the terms and conditions set forth in those plans. As of the end of fiscal year 2008, the Compensation Committee consisted of Mr. Adams (Chairman), Mr. Readdy, and Mr. Oliva. During fiscal year 2008, the Compensation Committee met four times.

The report of the Compensation Committee is set forth in the Form 10-K.

Compensation Committee Interlocks and Insider Participation.  None of the Company’s current or former officers or employees or any current or former officers or employees of the Company’s subsidiaries served as a member of the Compensation Committee during fiscal year 2008.  Moreover, during fiscal year 2008, (a) no executive officers served on the compensation committee of another entity, any of whose executive officers served on the Compensation Committee, and (b) no executive officers served as a director of another entity, any of whose executive officers served on the Compensation Committee.

Compensation Consultant

In February 2007, the Compensation Committee engaged Strategic Compensation Research Associates (“SCRA”) as a compensation consultant to assist the Compensation Committee with its review and development of its compensation strategy and practices and with administration of the Company’s compensation programs. Specifically, SCRA performed market analyses of executive compensation practices from which it presented data to the Compensation Committee as to the form and amount of compensation for the Company’s Board of Directors, Chief Executive Officer and other named executive officers. SCRA is independent of the Company, reports directly to the Compensation Committee, and has no other business relationship with the Company other than assisting the Compensation Committee with its executive compensation practices.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms they file. Due dates for the reports are specified by those laws, and the Company is required to disclose in this document any failure in the past fiscal year to file by the required dates. Based solely on written representations of the Company’s directors and executive officers and on copies of the reports that they have filed with the SEC, the Company’s belief is that all of SPACEHAB’s directors and executive officers complied with all filing requirements applicable to them with respect to transactions in the Company’s equity securities during fiscal year 2008.

PROPOSAL 1 — ELECTION OF DIRECTORS

A Board of seven directors will be elected at the Annual Meeting. All directors shall hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Company’s articles of incorporation authorize the Board of Directors from time to time to determine the number of its members. Vacancies in unexpired terms and any additional director positions created by Board action may be filled by action of the existing Board of Directors at that time, and any director who is appointed in this fashion will serve until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified.  If the Re-incorporation is approved, the new Delaware Corporation will have a classified board with three classes of directors.  Initially, Class I directors will hold office for a term expiring at the Annual Meeting of Shareholders to be held in fiscal year 2010, Class II directors will hold office for a term expiring at the Annual Meeting of Shareholders to be held in fiscal year 2011, and Class III directors will hold office for a term expiring at the Annual Meeting of Shareholders to be held in fiscal year 2012.  On the expiration of their initial terms, each class will serve for a three year term and will be reelected on a rotating basis.  If elected at this Annual Meeting, the Class I directors will consist of Sha-Chelle Manning, William F. Readdy, and John A. Oliva, the Class II directors will consist of R. Scott Nieboer and Lance W. Lord, and the Class III directors will consist of Thomas B. Pickens, III and Mark E. Adams.

Information regarding the nominees for whom the enclosed proxy is intended to be voted is set forth on the following pages. It is contemplated that all nominees will be available for election, but if one or more is not, the proxy will be voted in accordance with the best judgment of the proxy holder for such person or persons as may be designated by the Board of Directors unless the shareholder has directed otherwise. On March 27, 2008, the shareholders of the Company met and elected Thomas B. Pickens III, Barry A. Williamson, Mark E. Adams, Lance W. Lord, R. Scott Nieboer, John A. Oliva, and William F. Readdy to the Board of Directors to serve until the 2008 Annual Meeting of Shareholders.

Upon the recommendation of the Corporate Governance and Nominating Committee and the independent directors, the Board of Directors has nominated Thomas B. Pickens III, Mark E. Adams, Lance W. Lord, R. Scott Nieboer, John A. Oliva, William F. Readdy, and Sha-Chelle Manning to the Board of Directors to serve as directors until the 2009 Annual Meeting of Shareholders.

Five of the seven director nominees (indicated by asterisk in the following Table of “Information About Directors, Nominees and Executive Officers”) are “independent directors” as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Not less than annually, the Board of Directors undertakes the review and approval of all related-party transactions. Related-party transactions include transactions valued at greater than $120,000 between the Company and any of the Company’s executive officers, directors, nominees for director, holders of greater than 5% of SPACEHAB’s shares and any of such parties’ immediate family members. The purpose of this review is to ensure that such transactions, if any, were approved in accordance with our Code of Ethics and for the purpose of determining whether any of such transactions impacted the independence of such directors. There were no such transactions in fiscal year 2008. The Board has affirmatively determined that none of the independent directors is an officer or employee of the Company or any of SPACEHAB’s subsidiaries and none of such persons have any relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.

Information about the number of shares of common stock beneficially owned by each director appears later in this proxy statement under the heading “Security Ownership of Directors, Executive Officers and Principal Shareholders.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

Thomas B. Pickens III

Mark E. Adams

Lance W. Lord

R. Scott Nieboer

John A. Oliva

William F. Readdy

Sha-Chelle Manning

INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following information, including the name, age, five-year business experience and year each person became a director or executive officer, is furnished with respect to each director, including the seven nominees for election as a director, the Chief Executive Officer and the four next highest paid executive officers (the “Named Executive Officers”) of the Company.

Directors and Nominees	Principal Occupation	Age as of October 31, 2008	Director Since
Current Directors Nominated for Re-election
Mark E. Adams*	Founder, President and CEO, Advocate MD Financial Group, Inc.	47	2007

General (Ret.) Lance W. Lord	Chief Executive Officer of Astrotech Space Operations, Inc. and CEO, Lance Lord and Associates, LLC	62	2008

R. Scott Nieboer*	Manager, Trace Management, LLC Chief Manager, Curtiswood Capital	47	2008

John A. Oliva*	Managing Principal, Capital City Advisors, Inc.	53	2008

Thomas B. Pickens, III	Chairman and Chief Executive Officer of SPACEHAB, Inc.	51	2004

William F. Readdy*	Founder, Discovery Partners, International LLC	57	2008

Director Nominee
Sha-Chelle Devlin Manning*	Managing Director of Nanoholdings LLC	40	—

Executive Officers who are not Directors or Nominees

Brian K. Harrington	Chief Financial Officer, Secretary and Treasurer	62	—

James D. Royston	President	44	—

John Porter	Senior Vice President	36	—

* Indicates an “independent director”

Current Directors Nominated for Re-election

Mark E. Adams

Mr. Adams founded Advocate, MD Financial Group, Inc., a leading Texas-based medical liability insurance holding company, in July 2003. Since July 2003, Mr. Adams has served as its Chairman, President, and Chief Executive Officer. He is also a founding partner in several other companies including the Endowment Development Group, a Houston-based life insurance company specializing in placing large multimillion dollar life insurance policies throughout the U.S. market. Mr. Adams founded Murphy Adams Restaurant Group in 2007. He owns and operates Mama Fu’s Asian House restaurants throughout the southeast United States. In 2008, Mr. Adams founded Small Business United, LLC, a cutting edge health insurance company for small businesses. Mr. Adams is the winner of the 2008 Prestigious Ernst and Young Entrepreneur of the Year Award for Central Texas. After his career with global public companies such as Xerox and Johnson & Johnson (1985-1988), beginning in 1988, Mr. Adams then spent the next 12 years at Bostik Adhesives where he served in senior management, sales and strategic business roles for their worldwide markets in North America, Latin America, Asia, and Europe. In 1997, Mr. Adams then served as Global Sales Director for Bostik and General Manager of Nitta-Findley Company based in Osaka, Japan and later joined Ward Adhesives, Inc. as a minority owner, General Manager, and Vice President of Sales and Marketing.

General (Ret.) Lance W. Lord

General Lance W. Lord, former Commander, Air Force Space Command, Peterson Air Force Base, Colorado, served in the Air Force from 1969 until his retirement in April 2006. He was responsible for the development, acquisition and operation of the Air Force’s space and missile systems. The General oversaw a global network of satellite command and control, communications, missile warning and launch facilities, and ensured the combat readiness of America’s intercontinental ballistic missile force. He led more than 39,700 space professionals who provide combat forces and capabilities to North American Aerospace Defense Command and U.S. Strategic Command. Since his retirement in April 2006, General Lord has been a defense policy and strategic planning consultant through his company, Lance Lord and Associates, LLC. General Lord also serves as a director on the board of Carrier Access Corporation, Sutter Construction Company, Compudyne Corporation, and is on the board of trustees of Memorial Hospital in Colorado Springs, Colorado. General Lord has been the Chief Executive Officer of the Company’s Astrotech subsidiary since June 2008.

Among several major awards and decorations, General Lord is the recipient of the Distinguished Service Medal with oak leaf cluster, the Legion of Merit with two oak leaf clusters, the Defense Meritorious Service Medal, Air Force Commendation Medal with oak leaf cluster, the National Defense Service Medal with two bronze stars, and the Humanitarian Service Medal. He was also the recipient of the Secretary of the Air Force Leadership Award, the Space Champion Award and the Order of the Sword, Air Force Space Command.

R. Scott Nieboer

Since 2002, Mr. Nieboer has been a Manager of Trace Management, LLC, which manages Trace Partners, LP, an investment partnership.

From 2004 to 2007, Mr. Nieboer served on the Board of Directors of American Ironhorse Motorcycle Company serving as the Audit Committee Chair and on the Governance Committee. Mr. Nieboer has been the Chief Executive Officer for 5th Market, Inc., which specializes in electronic trading systems for institutional investors, from 1998 to present.

Mr. Nieboer held the position of trader of convertible securities and U.S. equities for ten years, from 1988 to 1998, at J.C. Bradford & Co., an investment-banking firm located in Nashville, Tennessee. He also held the title of Partner and was manager of the firm’s proprietary arbitrage trading operations during most of that time. Prior to J.C. Bradford & Co., Mr. Nieboer worked for two years for Merrill Lynch & Co. in New York in the Mortgage Backed Securities and Asset Backed Securities departments.

John A. Oliva

John A. Oliva has 26 years of experience in the private equity, investment banking, capital markets, branch management, and asset management sectors. Since 2002, Mr. Oliva has been the Managing Principal of Capital City Advisors Inc. (“CCA”), a NASD/FINRA registered broker/dealer and independent investment banking and advisory firm. Since 2002, CCA has provided financial advisory services, including mergers/acquisitions and raising expansion capital to select mid-tier companies. Mr. Oliva also co-manages the Indo-American Growth Fund, a private equity fund specializing in private Indian companies, a position he has held since 2007.

Mr. Oliva has eight NASD/FINRA licenses including the Managing Principal and Financial Principal licenses. Prior to joining CCA, he worked for Morgan Stanley & Co. and served as an advisor to their Private Wealth Management group, developing, reviewing and implementing solutions for investment banking clients, and was a group manager. Mr. Oliva was nationally recognized for achievements while at Morgan Stanley & Co. and Shearson/Lehman Brothers in the asset management and investment banking sector. He performed similar key roles at Interstate/Johnson Lane and The Robinson Humphrey Company. Mr. Oliva also worked on the floor of the New York Stock Exchange.

Thomas B. Pickens, III

Mr. Pickens was named SPACEHAB’s Chief Executive Officer in January 2007 and Chairman in February 2008. In 1985, Mr. Pickens founded T.B. Pickens & Co., a company that provides consulting services to corporations, public institutions, and start-up organizations. He also is the Managing Partner and Founder of Tactic Advisors, Inc., a company specializing in corporate turnarounds on behalf of creditors and investors that have aggregated to over $20 billion in value. Since 1985, Mr. Pickens has served as President of T.B. Pickens & Co. From 1991 to 2002, Mr. Pickens was the Founder and Chairman of U.S. Utilities, Inc., a company which operated 114 water and sewer utilities on behalf of various companies affiliated with Mr. Pickens. From 1995 to 1999, Mr. Pickens directed over 20 direct investments in various venture capital investments and was Founder and Chairman of the Code Corporation. From 1988 to 1993, Mr. Pickens was the Chairman of Catalyst Energy Corporation and was Chairman of United Thermal Corporation. Mr. Pickens was also the President of Golden Bear Corporation, Slate Creek Corporation, Eury Dam Corporation, Century Power Corporation, and Vidilia Hydroelectric Corporation. From 1982 to 1988, Mr. Pickens founded Beta Computer Systems, Inc., and Sumpter Partners, and was the General Partner of Grace Pickens Acquisition L.P.

William F. Readdy

From 1974 to 2005, William F. Readdy served the United States as a naval aviator, pilot astronaut, military officer, and civil service executive. In 2005, Mr. Readdy established Discovery Partners, International LLC, a consulting firm to provide strategic planning, risk management, safety and emerging technology solutions to aerospace and high-tech industries.

He served as a test pilot and instructor between carrier deployments to the North Atlantic, Caribbean and Mediterranean in the late 1970s and early 1980s. Mr. Readdy joined the National Aeronautics and Space Administration (“NASA”) in 1986 and in 1987 became a member of the astronaut corps, but continued his military service in the Naval Reserve, attaining the rank of captain before retiring in 2000.

Mr. Readdy logged more than 672 hours in space on three shuttle missions. He commanded his third flight, docking space shuttle Atlantis at the Russian space station Mir in 1996 and oversaw the first exchange of American astronaut researchers living aboard the Russian outpost.

In 2001, Mr. Readdy was appointed as NASA’s associate administrator for space operations and moved to Washington D.C. Following the loss of space shuttle Columbia in February 2003, Mr. Readdy chaired NASA’s Space Flight Leadership Council, and oversaw the agency’s recovery from the accident and the shuttle’s successful return to flight in July 2005.

Mr. Readdy was honored as a Meritorious Rank Executive by President Bush in 2003 and in 2005 was awarded NASA’s highest honor, the Distinguished Service Medal for the second time. He has also been the recipient of NASA’s Outstanding Leadership Medal three times and the Exceptional Service Medal twice. In addition he is the recipient of numerous national and international aviation and space awards, and has been recognized for his contributions to aerospace safety.

Director Nominee

Sha-Chelle Devlin Manning

Since September 1, 2008, Sha-Chelle Manning has been Managing Director of Nanoholdings LLC, a company that commercializes scientific breakthroughs in nanotechnology that solve energy efficiency challenges with some of the world’s best scientists and universities.  From January 2007 to December 31, 2008, Ms. Manning was Vice-President at Authentix, a Carlyle company that is the leader in authentication solutions for Fortune 500 companies and governments around the world for brand protection, excise tax recovery, and authentication of security documents and pharmaceutical drugs. From September 2005 to April 2007, Ms. Manning was a consultant to the Office of the Governor of Texas, Rick Perry, where she led the development of the Texas nanotechnology strategic plan.

Prior to these assignments, Ms. Manning was Director of Alliances at Zyvex Corporation from August 2002 to September 2005, where she was responsible for the commercialization of nanotechnology products introduced and sold into the marketplace in partnership with key government agencies and industry. Ms. Manning also served as a Vice President for Winstar Communications New Media. Ms. Manning holds a B.A. from Loras College and an MBA in Business Management and Telecommunications from the University of Dallas.

Executive Officers and Key Employees of the Company who are Not Nominees

The executive officers and key employees named below will serve in such capacities until the next annual meeting of the Company’s Board of Directors, or until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification, or removal from office.

Brian K. Harrington

Mr. Harrington joined SPACEHAB in January 2004 and serves as the Company’s Senior Vice President, Finance and Chief Financial Officer. Before joining the Company, he was a financial consultant in private practice for six years. Prior to working in private practice, he served from 1989 to 1998 as Chief Financial Officer and Senior Vice President of Kirby Corporation (NYSE:KEX). His corporate and consulting experience includes acquisitions, bank financings, public and private placement of debt, public equity transactions, divestures, and recapitalizations. A Certified Public Accountant, Mr. Harrington began his career in the U.S Army, First Armored Division, where he served as Deputy Division Finance Officer during the Viet Nam conflict.

James D. Royston

In June 2007, Mr. Royston was appointed to the position of President of SPACEHAB, Inc, responsible for advancing the company’s global space commerce initiatives. Mr. Royston joined SPACEHAB in 2000 and most recently served as Senior Vice President and General Manager of Astrotech Space Operations. A former RWD Technologies Inc., executive (NASDAQ: RWDT), Mr. Royston served as the company’s e-Learning Director, where he managed company operations, strategic planning, and growth strategies. Mr. Royston also served as the Director of the Information Management Project Office for United Space Alliance at NASA’s Kennedy Space Center (KSC). His aerospace experience also includes acting as the KSC Operations Director for Orbital Sciences Corporation, overseeing all contract and business development activities, as well as managing the Information Systems for NASA’s Hubble Space Telescope Program. He also served as a Program Manager at NASA Headquarters in Washington, D.C.

John Porter

Mr. Porter joined the Company in October 2008 and was appointed to the position of Senior Vice President. He is responsible for overall strategic planning and corporate development.  His primary areas of focus are to advance the Company’s biotechnology initiatives in microgravity processing and commercialize advance technologies that have been developed in and around the space industry.

Prior to joining the Company, Mr. Porter co-founded Arabella Securities, an investment banking firm that specialized in providing trading services and equity research on small-cap companies to institutional investors. He headed the Equity Research department, and published research on small companies in the Healthcare Technology sector. Arabella Securities subsequently merged with another broker/dealer in 2006 where Mr. Porter continued to lead the firm’s Healthcare investment banking practice.

Mr. Porter previously served as Director of Business Development for Luminex Corporation (NASDAQ: LMNX), a leading developer of biological testing technologies for the Diagnostic and life sciences industries. While at Luminex, Mr. Porter was responsible for the development, negotiation and management of Luminex’s strategic partnership program. During his tenure at Luminex, over 40 new strategic licensing partnerships were formed with companies around the globe including Hitachi Software (Japan), Qiagen (Germany), Tepnel (UK), Invitrogen (formerly Biosource, US), Inverness Medical (US), Millipore Corporation (formerly Upstate Biotech, US), and many other world class companies. Mr. Porter performed additional duties including strategic planning, product development, marketing management, and investor relations. Mr. Porter also served in multiple capacities during the preparation, and execution of Luminex’s initial public offering (IPO) in March 2000, where the company successfully raised approximately $100M.

Mr. Porter has a Bachelor of Science in Chemistry from Hampden-Sydney College in Virginia. In addition, Mr. Porter earned a Master of Business Administration from the A.B. Freeman School of Business at Tulane University and holds a Master of Science in Physical Chemistry & Material Science from Tulane University in New Orleans.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of October 31, 2008, certain information regarding the beneficial ownership of the Company’s outstanding common stock held by (i) each person known by the Company to be a beneficial owner of more than five percent of any outstanding class of the Company’s capital stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and four most highly compensated executive officers at the end of the Company’s last completed fiscal year, and (iv) all directors and executive officers of the Company as a group. Unless otherwise described below, each of the persons listed in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned by such party.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership#	Shares Subject to Options	Total	Percentage of Class(1)
Common Stock
SMH Capital Advisors, Inc.(2)	5,189,000	—	5,189,000	31.7%
Lanphier Capital Management, Inc.(3)	2,209,920	—	2,209,920	13.5%
Bruce & Co., Inc.(4)	1,344,073	—	1,344,073	8.2%
Astrium GmbH (5)	1,099,243	—	1,099,243	6.7%

Non-Employee Directors:
Mark E. Adams(6)	175,000	1,000	176,000	1.1%
Robert Scott Nieboer(7)	1,488,830	—	1,488,830	9.1%
John A. Oliva(8)	25,000	—	25,000	*
William F. Readdy(9)	25,000	—	25,000	*
Barry A. Williamson(10)	225,000	2,000	227,000	1.4%

Director Nominee:
Sha-Chelle Manning	—	—	—	—

Named Executive Officers:
Thomas B. Pickens, III(11)	1,100,000	2,000	1,102,000	6.7%
Brian K. Harrington(12)	152,213	6,500	158,713	1.0%
James D. Royston (13)	200,000	3,800	203,800	1.2%
General (Ret.) Lance W. Lord(14)	75,000	—	75,000	*
John Porter	—	40,000	40,000	*

All Directors, Director Nominees, and Executive Officers as a Group (9 persons)(15)	3,466,043	55,300	3,521,343	20.7%

*	Indicates beneficial ownership of less than 1% of the outstanding shares of common stock.
#	Includes unvested restricted stock grants.

(1)

Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of October 31, 2008, we had 16,392,718 shares of common stock outstanding.

(2)

Held by SMH Capital Advisors, Inc. in discretionary accounts for the benefit of its clients. SMH Capital Advisors has shared voting power and sole investment power with respect to these shares. This holder disclaims beneficial ownership of all shares of common stock it holds. This holder’s address is 600 Travis, Suite 3100, Houston, Texas 77002. Includes information from Form 13G filed by SMH Capital Advisors, Inc. on February 1, 2008.

(3)	Held by Lanphier Capital Management Inc. in discretionary accounts for the benefit of its clients. The holder’s address is 4175 Kamaliani Lane, Princeville, HI 96722.
(4)

Bruce & Co., Inc., is the investment manager for Bruce Fund, Inc., a Maryland registered investment company with its principle business conducted at 20 North Wacker Dr., Suite 2414, Chicago, IL 60606. The information provided in this table is based on a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2007 by Bruce & Co., Inc. on behalf of Bruce Fund, Inc.

(5)

Astrium GmbH’s address is Hünefeldstraße 1-5, Postfach 105909, D-28059 Bremen, Germany. The information provided in this table is based on Amendment No. 1 to a Schedule 13D filed with the Securities and Exchange Commission on October 27, 1999 by DaimlerChrysler Aerospace AG.

(6)	Includes options to purchase 1,000 shares of our common stock and 25,000 shares of unvested restricted stock.
(7)	Includes 25,000 shares of unvested restricted stock.
(8)	Includes 25,000 shares of unvested restricted stock.
(9)	Includes 25,000 shares of unvested restricted stock.
(10)	Includes options to purchase 2,000 shares of our common stock and 25,000 shares of unvested restricted stock.
(11)	Includes options to purchase 2,000 shares of our common stock.
(12)

Includes 713 shares of common stock held in our 1997 Employee Stock Purchase Plan, options to purchase 6,500 shares of our common stock, 1,500 shares of common stock beneficially owned, and 150,000 shares of unvested restricted stock.

(13)	Includes options to purchase 3,800 shares of our common stock and 200,000 shares of unvested restricted stock.
(14)	Includes 75,000 shares of unvested restricted stock.
(15)	Includes 550,000 shares of unvested restricted stock and options to purchase within 60 days of the date hereof 15,300 shares of our common stock.

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

General

The Audit Committee has appointed the firm of PMB Helin Donovan, LLP as independent registered public accountants for fiscal year 2009. The Board of Directors recommends that the shareholders ratify this appointment. Ratification requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote on the matter. The persons named in the accompanying proxy card intend to vote for ratification of such appointment unless instructed otherwise on the proxy card.

Although there is no requirement that the Company submit the appointment of independent registered public accountants to shareholders for ratification or for the appointed auditors to be terminated if the ratification fails, the Audit Committee will consider the appointment of other independent registered public accountants if the shareholders choose not to ratify the appointment of PMB Helin Donovan, LLP. The Audit Committee may terminate the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accountants without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.

In making its recommendation to ratify the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2009, the Audit Committee has considered whether the provision of non-audit services by PMB Helin Donovan, LLP is compatible with maintaining the independence of PMB Helin Donovan, LLP.

Representatives of PMB Helin Donovan, LLP are expected to be present at the Annual Meeting and will have the opportunity to make such statements as they may desire. They are also expected to be available to respond to appropriate questions from the shareholders present.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financials and review of financials contained in the Company’s Form 10-Q were $249,147 for fiscal year ended June 30, 2007 and $146,020 for fiscal year ended June 30, 2008.

Audit-Related Fees

There were no audit-related fees billed by or to be billed by the Company’s principal accountants for fiscal years ended June 30, 2008 or 2007.

Tax Fees

PMB Helin Donovan, LLP did not provide tax related services to the Company during fiscal year 2008.

All Other Fees

Prior to engagement as principal accountants, PMB Helin Donovan prepared a report on Applying Agreed-upon Procedures to projected cash flow for the Company. Fees for this service totaled $15,281, which represents all other fees for fiscal years 2007 and 2008.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PMB HELIN DONOVAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2009.

Report of the Audit Committee

The Board of Directors has established an Audit Committee of independent directors which operates under a written charter adopted by the Board of Directors. The charter was amended and restated in May 2004. SPACEHAB’s management is responsible for establishing a system of internal controls and for preparing the Company’s consolidated financial statements in accordance with generally accepted accounting principles. SPACEHAB’s independent accountants, PMB Helin Donovan LLP, are responsible for auditing the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing their report based on that audit. Under the Audit Committee’s charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics, (iii) the independent registered public accountants’ qualifications and independence, and (iv) the performance of the independent registered public accountants. The Audit Committee is also directly responsible for selecting and evaluating the independent registered public accountants; reviewing, with the independent registered public accountants, the plans and scope of the audit engagement; and reviewing with the independent registered public accountants their objectivity and independence.

The members of the Audit Committee are not professional accountants or auditors and, in performing their oversight role, rely without independent verification on the information and representations provided to them by management and PMB Helin Donovan LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States, or that PMB Helin Donovan LLP is in fact “independent” for fiscal year 2008. The Board of Directors has determined that for fiscal year 2008, Mr. John A. Oliva and Mr. Mark E. Adams were audit committee financial experts and such persons are independent as defined under the federal securities laws.

In connection with the preparation of the audited financial statements included in SPACEHAB’s Annual Report on Form 10-K for the year ended June 30, 2008:

•                  The Audit Committee reviewed and discussed the audited financial statements with the independent registered public accountants and management.

•                  The Audit Committee discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In general, these auditing standards require the auditors to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates, and audit adjustments; disagreements with management; and the auditors’ judgment about the quality of the Company’s accounting principles.

•                  The Audit Committee received from the independent registered public accountants written disclosures and the letter regarding their independence required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with the auditors their independence. In general, Independence Standards Board Standard No. 1 requires the auditors to disclose to the Audit Committee any relationship between the auditors and its related entities and SPACEHAB that in the auditors’ professional judgment may reasonably be thought to bear on independence. The Audit Committee also considered whether the independent registered public accountants’ provision of non-audit services to SPACEHAB was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2008 be included in SPACEHAB’s Annual Report on Form 10-K filed with the SEC.

This report is submitted by the members of the Audit Committee of the Board of Directors:

John A. Oliva (Chairman)

Mark E. Adams

R. Scott Nieboer

December 13, 2008

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

PROPOSAL 3 —APPROVAL OF THE REVERSE SPLIT OF THE COMPANY’S COMMON STOCK IN THE RATIO OF ONE SHARE OF NEW COMMON STOCK FOR UP TO EACH FIVE SHARES OF OLD COMMON STOCK

Proposed Reverse Stock Split

The Board of Directors has adopted a resolution approving, and recommends to the Company’s shareholders, an up to 5-for-1 reverse split (the “Reverse Split”) of the Company’s outstanding common stock. If this proposal is approved, the Board of Directors will have the authority to decide whether to implement the Reverse Split and the exact amount of the Reverse Split within this range, if it is to be implemented. Subject to shareholder approval of the Re-incorporation in Proposal 5, if the shareholders approve the Reverse Split, the Board of Directors will also have the authority to decide whether to implement the Reverse Split while the Company remains a Washington corporation, or to implement the Reverse Split at some point after the Company re-incorporates as a Delaware Corporation. The Reverse Split will not result in a corresponding proportionate reduction of the Company’s authorized but unissued common stock. The Reverse Split will automatically occur upon the effective date of the amendment to the Company’s Washington Articles of Incorporation, or to the Company’s Delaware Certificate of Incorporation, as the case may be, regarding the Reverse Split.

The form of the proposed Reverse Split amendment to the Company’s Washington Articles of Incorporation is as follows:

“This amendment effects a reverse stock split pursuant to which, at and as of the effective date of this amendment, every            shares of common stock of the Corporation outstanding immediately prior to the time this amendment becomes effective, shall be converted into and constitute one share of fully paid and nonassessable common stock of the Corporation, without further action of any kind.  The Corporation’s authorized shares of common stock and Preferred Stock will not be affected by the reverse stock split. The Corporation will continue to have 77,500,000 shares of capital stock authorized consisting of (i) 75,000,000 shares of common stock and (ii) 2,500,000 shares of Preferred Stock. The reverse stock split will not change the par value of the Corporation’s common stock.”

The form of the proposed Reverse Split amendment to the Company’s Delaware Certificate of Incorporation, if applicable, is as follows:

“This amendment effects a reverse stock split pursuant to which, at and as of the effective date of this amendment, every            shares of common stock of the Corporation outstanding immediately prior to the time this amendment becomes effective, shall be converted into and constitute one share of fully paid and nonassessable common stock of the Corporation, without further action of any kind.  The Corporation’s authorized shares of common stock and Preferred Stock will not be affected by the reverse stock split. The Corporation will continue to have 31,000,000 shares of capital stock authorized consisting of (i) 30,000,000 shares of common stock and (ii) 1,000,000 shares of Preferred Stock. The reverse stock split will not change the par value of the Corporation’s common stock.”

Should the shareholders approve the Reverse Split, and the Board of Directors decides to implement the Reverse Split, up to each five shares of common stock held by a shareholder of the Company will automatically become one post-Reverse Split share of common stock (collectively, the “Post-Reverse Split Stock”).  Shareholder approval of the Reverse Split entitles the Board of Directors to effect a Reverse Split within the range of 5-for-1 to 2-for-1 of the Company’s outstanding common stock, solely at the discretion of the Board of Directors.  In determining whether to proceed with the Reverse Split and setting the ratio of the Reverse Split, if any, the Board of Directors will consider a number of factors, including market conditions, existing and expected trading prices of the Company’s common stock, the NASDAQ listing requirements, and the amount of the Company’s authorized but unissued common stock.

No fractional shares will be issued in connection with the Reverse Split; however, any fractional shares resulting from the Reverse Split will be rounded up to the next whole number, to the extent permitted under Washington state law or, if applicable, Delaware state law.

Reasons for the Proposed Reverse Split

The purpose of seeking shareholder approval of a range of exchange ratios from 5-for-1 to 2-for-1 (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Split.  If the shareholders approve the Reverse Split, the Board of Directors would effect the Reverse Split only upon the Board of Directors’ determination that the Reverse Split would be in the best interests of the Company.  If the Board of Directors were to effect the Reverse Split, the Board of Directors would select the specific ratio within the range of 5-for-1 to 2-for-1.  In choosing the specific ratio to implement, the Board will consider the anticipated post-split trading price, including whether such price would reasonably be expected to be in excess of $1.00 per share; the potential loss of registered shareholders; and the impact of fewer outstanding shares on the trading liquidity of the stock.  No further action on the part of the shareholders would be required to either implement or abandon the Reverse Split.  The Board of Directors believes that shareholder approval of discretionary authority for the Board of Directors to implement the Reverse Split provides the Board of Directors with maximum flexibility to achieve the purposes of the Reverse Split and, therefore, is in the best interests of the Company’s shareholders.

The Company’s common stock is currently traded on the NASDAQ Capital Market under the symbol “SPAB.” As of December 15, 2008, the per share closing price of the common stock was $0.35. NASDAQ has notified the Company that it is in violation of its listing requirements, since it (i) has not maintained a share price for its common stock of $1.00 or more, and (ii) does not meet The Nasdaq Capital Market initial inclusion criteria set out in Marketplace Rule 4310(c). Although NASDAQ on October 16, 2008 and again on December 19, 2008 announced a temporary suspension of the Bid Price and Market Value of Publicly Held Shares Requirements, the rules will be reinstated on Monday, April 20, 2009. The Board of Directors of the Company believes that the current price per share of the common stock diminishes the effective marketability of such stock because of the reluctance of many leading brokerage firms to recommend lower-priced stocks to their clients. Additionally, the policies and practices of a number of brokerage houses with respect to the payment of commissions based on stock price tend to discourage individual brokers within those firms from dealing in lower-priced stocks.  The Board of Directors believes that the foregoing factors adversely affect the price and liquidity of the common stock, and could also affect the Company’s ability to raise additional capital through a sale of equity securities. To execute its business plan the Company must raise additional capital, which is likely to be substantially dilutive to the holders of its common stock.  In addition, there can be no assurance that additional capital can be raised on terms acceptable to the Company, even if the Reverse Split is approved. The Company has no current plans to raise capital through the issuance of common stock.

The Board of Directors is hopeful that the decrease in the number of shares of common stock outstanding as a consequence of the proposed Reverse Split, and the anticipated corresponding increased price per share, will stimulate interest in the Post-Reverse Split stock, promote greater liquidity for the Company’s shareholders with respect to their shares and bring the common stock back into compliance with the NASDAQ per share trading price requirement.  The possibility does exist, however, that the liquidity and price of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the proposed Reverse Split.  For example, in November 2007, the Company completed a 10-for-1 reverse stock split to bring the common stock into compliance with the NASDAQ per share trading requirement.  Although following the split the Company’s common stock regained compliance with the NASDAQ requirements, the price of the Company’s common stock again fell below $1.00 per share. Moreover, even if the Company’s price per share is increased as a result of the Reverse Split, the Company’s common stock still may be delisted from NASDAQ for other reasons.

The Board of Directors is also hopeful that the proposed Reverse Split will result in a price level for the shares that would mitigate the current reluctance, policies, and practices on the part of brokerage firms in dealing with the Company’s common  stock and will diminish the adverse impact of trading commissions on the potential market for the Company’s common stock.  There can be no guarantee, however, that the proposed Reverse Split will achieve the results outlined above, nor can there be any assurance that the Reverse Split will not adversely impact the trading volume or market price of the common stock or, alternatively, that any increased per share price of the common stock immediately after the proposed Reverse Split will be sustained for any period of time.  Additionally, the Reverse Split will have the effect of creating odd lots of stock for some shareholders, and such odd lots may be more difficult to sell or have higher brokerage commissions associated with their sale.  Management is not aware of any present efforts of any person(s) to accumulate common stock in order to obtain control of the Company and the proposed Reverse Split is not intended to be an anti-takeover device.  The approval of  this proposal is being sought simply to enhance the image of the Company and to price the common stock in a price range more acceptable to the brokerage community and to investors.

General Effect of the Reverse Split

After the effective date of the Reverse Split each shareholder will own a reduced number of shares of the Company’s common stock, as up to every five shares of common stock that a shareholder owns will be combined and converted into a single share.  The Company estimates that, following the Reverse Split,  the Company would have approximately the same number of shareholders and, except for any changes as a result of the treatment of fractional shares, the completion of the Reverse Split alone would not affect any shareholder’s proportionate equity interest in the Company.

On the Reverse Split effective date, based on the total number of outstanding shares of common stock as of the record date, the number of outstanding shares of common stock will be reduced from 16,942,718 shares to a range of 3,388,543 to 8,471,359 shares, depending on the exact split ratio chosen by the Board of Directors.  The exact number of shares of common stock that will be outstanding after the Reverse Split will also depend on the results of the rounding-up mechanism to avoid fractional shares.  The Company’s authorized shares will not be affected by the Reverse Split.  If the Reverse Split is effected while the Company remains incorporated in the state of Washington, depending on the split ratio of the Reverse Split chosen by the Board of Directors, after the Reverse Split, the Company will have available for future issuance up to 70,716,327 shares of common stock for use in financing and other activities in the ordinary course of its business.  If the Reverse Split is effected after the Company becomes incorporated in the state of Delaware, depending on the split ratio of the Reverse Split chosen by the Board of Directors, after the Reverse Split, the Company will have available for future issuance up to 25,716,327 shares of common stock for use in financing and other activities in the ordinary course of its business.

The following table shows the capital structure of the Company if Proposal 3 is approved by the shareholders and becomes effective:

Post-Reverse Split Capitalization Table

Common Stock Outstanding and Committed

	Pre Split*	Post Split (2-for-1)	Post Split (5-for-1)

Total Amount Outstanding	16,942,718	8,471,359	3,388,543
Outstanding but unvested Restricted Stock Grants	550,000	275,000	110,000
Reserved for Issuance Upon Conversion of Senior Notes	442,645	221,323	88,529
Reserved for Issuance for Outstanding Grants Under Stock Incentive Plans	900,608	450,304	180,122
Total Outstanding and Committed	18,835,971	9,417,986	3,767,194
Uncommitted Under Approved Stock Incentive Plans	2,582,396	1,291,198	516,479
Total	21,418,317	10,709,184	4,283,673
Total Authorized (as a Washington corporation)*	75,000,000	75,000,000	75,000,000
Available (as a Washington corporation)**	53,581,633	64,290,816	70,716,327
*As of December 15, 2008

*                             As discussed above, if the Company is a Delaware corporation at the time the Reverse Split is implemented, the Company will have a total amount of 30,000,000 authorized shares of common stock, both Pre Split and Post Split.

**                      As a Delaware corporation, the Company will have 8,581,683 shares of common stock available Pre Split.  If the Company implements a 2-for-1 Reverse Split, the Company will have available 19,298,816 shares of common stock.  If the Company implements a 5-for-1 Reverse Split, the Company will have available 25,716,327 shares of common stock.

Effect on Existing Shares of Common Stock

The proposed Reverse Split would affect all of the Company’s shareholders uniformly and would not affect any shareholder’s percentage ownership interest in the Company, except to the extent that any fractional shares resulting from the Reverse Split will be rounded up to the next whole share.  Proportionate voting rights and other rights and preferences of the holders of the Company’s common stock would not be affected by the Reverse Split.  The number of authorized shares of common stock will not be affected by the Reverse Split.  In addition, following the Reverse Split, the Company would continue to have a significant number of authorized shares available for future issuance.

Effect on Outstanding Options

In connection with this proposal, all outstanding options and warrants exercisable for shares of common stock and restricted stock units which will be settled in shares of common stock will be adjusted so that the number of shares issuable on the exercise of such outstanding options or warrants and upon settlement of restricted units in common shares will be decreased in proportion to the split ratio chosen by the Board of Directors for implementing the Reverse Split, as discussed above, and the exercise per share price under such outstanding options and warrants will be proportionately increased.  Outstanding options will be rounded up to the nearest whole share and no cash payment will be made in respect of any fractional share relating to the outstanding options.  Following the Reverse Split, the Company expects that there will be approximately 180,122 to 450,304 shares underlying outstanding options.

Effect on Preferred Stock

The number of authorized shares of preferred stock of the Company will not be affected by the Reverse Split.

Effect on Convertible Debt

The number of shares into which the Company’s outstanding notes are convertible and the conversion price for those outstanding notes will be automatically adjusted as a result of the Reverse Split as provided in the indenture that governs the terms of those notes.

Effect on Par Value

The Reverse Split will not change the per share par value of the common stock.

Effect on Registration and Stock Trading

The Company’s common stock is currently registered under the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Company’s common stock under the Exchange Act.

If the Reverse Split is implemented, the common stock will continue to be reported on NASDAQ under the symbol “SPAB” (although the letter “d” will be added to the end of the trading symbol for a period of 20 trading days from the effective date of the Reverse Split to indicate that the Reverse Split has occurred).  However, if the name change is approved, it is likely that the Company will seek to obtain a new trading symbol which would be more closely related to the Astrotech Corporation name.

Effective Date

The Board of Directors may determine the effective date of the Reverse Split at its discretion at any time over the twelve (12) month period beginning upon shareholder approval of this proposal.  It is anticipated that the Reverse Split would become effective as promptly as reasonably possible after the Board of Directors files the amendment to the Washington Articles of Incorporation, or the Delaware Certificate of Incorporation, as the case may be, regarding the Reverse Split.

Exchange of Stock Certificates

As soon as practicable after the effective date of the Reverse Split, the Company’s stock transfer agent will mail a transmittal form to each holder of record of the Company’s common stock that will be used in forwarding certificates for surrender and the exchange for certificates representing the number of shares of the Company’s common stock the holder is entitled to receive as a consequence of the Reverse Split.  The transmittal form will be accompanied by instructions specifying other details of the exchange.

After receipt of a transmittal form, each holder should surrender the certificates formerly representing shares of the Company’s common stock and, in exchange, will receive certificates representing the number of shares of the Company’s common stock to which the holder is entitled following the Reverse Split.  No shareholder will be required to pay a transfer or other fee to exchange his, her or its certificates.  Shareholders should not send in certificates until they receive a transmittal form from the Company’s stock transfer agent.  In connection with the Reverse Split, the Company’s common stock will change its current CUSIP number.  This new CUSIP number will appear on any new stock certificates issued representing shares of the Company’s post-Reverse Split common stock.

Fractional Shares

No fractional shares of common stock will be issued as a result of the proposed Reverse Split.  Instead, for shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible, their total number of shares owned will be rounded up to the next whole number, to the extent permitted under Washington and/or Delaware state law.

Accounting Consequences

The only effects on the Company’s consolidated financial statements will be a reclassification/restatement of the additional paid in capital and common stock amounts on the Company’s balance sheet and a recalculation of profit/loss per share and weighted average shares outstanding, as if the Reverse Split had occurred on the first day of each period presented.

Certain Risks Associated with the Reverse Stock Split

If the Reverse Split is implemented, the resulting per-share price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of these investors, and consequently, the trading liquidity of the Company’s common stock may not improve.

While the Company believes that a higher stock price may help generate investor interest in the Company’s common stock, the Reverse Split may not result in a stock price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors or investment funds. A decline in the market price of the Company’s common stock after the Reverse Split may result in a greater percentage decline than would occur in the absence of the split. In fact, this greater percentage decline in price may have occurred following the Company’s 10-for-1 reverse stock split which occurred in November 2007. The market price of the Company’s common stock is also based on the Company’s performance and other factors, which are unrelated to the number of shares of common stock outstanding.

The Company’s total market capitalization immediately after the proposed Reverse Split may be lower than immediately before the proposed Reverse Split.

There are numerous factors and contingencies that could affect the Company’s stock price following the proposed Reverse  Split, including the status of the market for Company stock at the time, the Company’s reported results of operations in future periods, and general economic, market and industry conditions. Accordingly, the market price of the Company’s common stock may not be sustainable at the direct arithmetic result of the Reverse Split (for example, based on the closing price of the Company’s common stock on NASDAQ on the Record Date of $0.35 per share, the direct arithmetic result of the Reverse Split would be a post-split market price for the Company’s common stock of $0.70 to $1.75 per share). If the market price of the Company’s common stock declines after the Reverse Split, the Company’s total market capitalization (the aggregate value of all of the Company’s outstanding common stock at the then existing market price) after the split will be lower than before the split. This reduction in total market capitalization occurred following the Company’s 10-for-1 reverse split in November 2007.

The Reverse Split may result in some shareholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The Reverse Split may result in some shareholders owning “odd lots” of less than 100 shares of the Company’s common stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “board lots” of even multiples of 100 shares.

If the Reverse Split is approved and implemented, there will be a substantial number of authorized shares available for issuance.

If the Reverse Split is approved and implemented while the Company remains a Washington corporation, based on the total number of outstanding shares of common stock as of the record date, assuming a 5-for-1 ratio, the Company will have only 3,388,543 issued and outstanding shares of common stock, but the Company will have in excess of 70,716,327 shares of common stock which would be authorized but not issued.  If the Reverse Split is approved and implemented after the Company becomes a Delaware corporation, assuming a 5-for-1 ratio, the Company will have only 3,388,543 issued and outstanding shares of common stock, but the Company will have in excess of 25,716,327 shares of common stock which would be authorized but not issued. A significant number of authorized but unissued shares could create a number of concerns for the Company’s shareholders.  Among those concerns is the Board of Directors’ ability to issue any or all of those shares at any time, and from time to time, as the Board of Directors sees fit. If the Reverse Split is approved and consummated while the Company remains a Washington corporation, assuming a 5-for-1 ratio, the number of authorized but unissued shares of common stock would be in excess of 20 times the number of shares of common stock which would then be issued and outstanding (or in excess of 6 times the number of shares of common stock which would then be issued and outstanding if the Company is a Delaware corporation. The large number of authorized but unissued shares could be used for any purpose approved by the Board of Directors. Those purposes could include merger, acquisition or capital financing transactions in which the percentage ownership of the common stock held by the Company’s existing shareholders would be significantly diluted. Those purposes could also include grants of shares of common stock, or options, warrants or other rights to acquire shares of common stock, to employees, officers, directors (including the members of the Board of Directors who possess the authority to determine whether and in what amount such grants should be made), consultants or other parties. Those purposes could also include other transactions with third parties (including members of the Board of Directors), in which the Board of Directors determines that shares of common stock should be issued in exchange for consideration provided by the other party. Any or all of the forgoing actions could result in significant and potentially detrimental dilution of the percentage ownership of the Company’s existing shareholders.

Shareholders should also recognize that an excessively large number of authorized but unissued shares could, under certain circumstances, have an anti-takeover effect on the Company. For example, a large number of authorized but unissued shares of common stock would permit the Board of Directors to issue shares of common stock that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another entity.

The implementation of the Reverse Split may not increase the Company’s access to future capital.

Although upon the successful implementation of the Reverse Split the Company would have a substantial number of authorized shares available for issuance, the trading liquidity of the Company’s common stock, the stock price, and other factors may be unfavorable for raising additional capital through the issuance of common stock. The Company has no current plans to raise capital through the issuance of common stock.

Federal Income Tax Consequences

The following is a summary of material federal income tax consequences of the proposed Reverse Split.  The following discussion is based on current federal tax law, and does not purport to be a complete discussion of relevant tax consequences.  SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS, NOR DOES THIS DISCUSSION ADDRESS THE TAX TREATMENT OF SPECIAL CLASSES OF SHAREHOLDERS, SUCH AS BANKS, INSURANCE COMPANIES, TAX-EXEMPT ENTITIES AND FOREIGN PERSONS.

1.             The Reverse Split will not be a taxable transaction to the Company.

2.             A shareholder will not recognize any gain or loss as a result of the Reverse Split.

3.             The aggregate tax basis of a shareholder’s Post-Reverse Split Stock will equal the aggregate tax basis of the shareholder’s shares of pre-Reverse Split common stock.  The holding period of the Post-Reverse Split stock generally will include the holding period of the shareholder’s pre-Reverse Split common stock, provided the pre-Reverse Split shares of common stock were capital assets in the hands of such shareholder.

4.             With respect to any holder of debt of the Company that is convertible into the common stock of the Company, the Company believes that the Reverse Split will not constitute a significant modification of such convertible debt that would constitute a taxable debt-for-debt exchange to such holder.

Treasury Department Circular 230 Disclosure: To ensure compliance with United States Department of Treasury Circular 230, shareholders are hereby notified that any discussion of tax matters set forth in this proxy statement was written in connection with the promotion or marketing (within the meaning of Circular 230) of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used, by any shareholder for purposes of avoiding tax-related penalties under U.S. federal, state or local tax law.

Implementation After Shareholder Approval of the Reverse Split

The Reverse Split may be terminated, deferred or abandoned by action of the Board of Directors of the Company at any time prior to the effective time of the Reverse Split, whether before or after the shareholders of the Company approve this proposal to effect the Reverse Split, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reverse Split would be inadvisable or not in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REVERSE SPLIT OF THE COMPANY’S COMMON STOCK.

PROPOSAL 4 - APPROVAL OF THE NAME CHANGE

Summary

The Board of Directors believes that it is in the best interest of the Company to change its name from SPACEHAB, Incorporated to “Astrotech Corporation” (the “Name Change”).  The Board of Directors believes that due to the Company’s emphasis on its Astrotech Space Operations, Inc. business the name “Astrotech Corporation” better reflects the Company’s broader focus.  If approved by the shareholders, the Name Change will be effected, if at all, only upon a determination by the Board of Directors that the Name Change is in the best interest of the Company at that time.

To accomplish the Name Change, the Board of Directors proposes that Article FIRST of the Articles of Incorporation be amended to read as follows:  “The name of the Corporation is Astrotech Corporation (the “Corporation”).”

If the Name Change and the Re-incorporation are approved and the Board of Directors decides to simultaneously implement the Name Change and the Re-incorporation, the Company will not amend the Articles of Incorporation as set forth above. Rather, the Name Change will be affected by the Company merging with and into its newly formed wholly owned subsidiary, Astrotech Corporation.

Reasons for Approving the Name Change

The Board of Directors believes the Name Change offers significant benefits to the Company and its shareholders. Among those benefits, the Board of Directors believes the Name Change, if adopted, will communicate to both the investment community and customers, the Company’s new focus on its core business, Astrotech Satellite Services, Inc. and Astrotech Engineering Services, Inc. The Board of Directors does acknowledge that SPACEHAB is a valuable brand name due to its 23 year heritage in space and for various customers and future marketing efforts; the Company does intend to use its famous heritage through its SPACEHAB Transportation, Inc. subsidiary that was formed in 2008.

In addition, as the Company explores and pursues business development opportunities which are distinct from the Company’s historic range of products and services, the Board of Directors believes the use of a new name will reflect the Company’s desire to offer new products and services which are distinct from the business as it has historically conducted.  These new business initiatives include the following:

•                  Providing end-to-end satellite services;

•                  Processing products and services on-orbit in microgravity;

•                  Commercializing products produced in microgravity; and

•                  Commercializing products originally developed for use in the space industry, such as the 1st Detect mini-mass spectrometer and the AirWard hazardous cargo containers.

The Board of Directors believes the proposed name, Astrotech Corporation, is broad enough that, if the Company is successful in capitalizing on future growth opportunities, the Company could pursue those growth opportunities using separate brands and trademarks, while using the proposed name, Astrotech Corporation, to identify the combined enterprise of all of the Company’s business initiatives.

Effective Date

If the Name Change and the Re-incorporation are approved and the Board of Directors decides to implement the two proposals simultaneously, the corporate name change will become effective upon the filing of, or at the later date and time specified in (as applicable), each of the articles of merger to be filed with the Secretary of State of Washington in accordance with the Washington Business Corporation Act (the “WBCA”) and the Certificate of

Merger to be filed with the Secretary of State of Delaware in accordance with the Delaware General Corporations Law (the “DGCL”).  If the Name Change is approved, but the Re-incorporation is not approved, the corporate name change will become effective upon the Company’s filing of the amendment of its Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NAME CHANGE.

PROPOSAL 5 – APPROVAL OF DELAWARE RE-INCORPORATION

General

The Board of Directors has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from the State of Washington to the State of Delaware (the “Re-incorporation”). If the Company’s shareholders approve the Re-incorporation, and also approve the Name Change, the Company will accomplish the Re-incorporation by merging the Company into a newly formed, wholly owned Delaware subsidiary of the Company, named Astrotech Corporation (“Newco”). The address and phone number of Newco’s principal office are the same as those of the Company. Prior to the Re-incorporation merger, Newco will have no material assets or liabilities and will not have carried on any business. If the Company’s shareholders approve the Re-incorporation, but do not approve the Name Change, the Company will accomplish the Re-incorporation by merging the Company into a newly formed, wholly owned Delaware subsidiary of the Company, also named SPACEHAB, Incorporated.

The merger will not involve any change in the business, properties, corporate headquarters or management of the Company. The directors and officers of the Company immediately prior to the Re-incorporation will serve as the directors and officers of Astrotech following the Re-incorporation.

After the Re-incorporation, the Company, will cease to exist, and Newco, the Company’s wholly owned subsidiary that the Company has established solely for the purpose of the merger and Re-incorporation, will be the surviving corporation. Newco will succeed to all of the operations, own all of the assets and assume all of the obligations of the Company. All of the Company’s employee benefit plans, including The 2008 Stock Incentive Plan, will be continued by Newco following the Re-incorporation.

A copy of the form of merger agreement approved by the Company’s Board of Directors and by Newco (the “Merger Agreement”) is attached as Appendix A. The Merger Agreement assumes shareholder approval of this Proposal 5.

When the merger becomes effective, each outstanding share of the Company’s common stock will be automatically converted into one share of the common stock of Newco.  At the same time, each outstanding option, right or warrant to acquire shares of the Company’s common stock will be converted into an option, right or warrant to acquire an equal number of shares of Newco common stock under the same terms and conditions as the original options, rights or warrants. Furthermore, when the merger becomes effective, the surviving entity in the merger, Newco, will be governed by the Certificate of Incorporation of Newco (the “Delaware Charter”) attached as Appendix B and by the Bylaws of Newco (the “Delaware Bylaws”) attached as Appendix C. The surviving entity will be governed by the DGCL instead of the WBCA. The Company’s current Articles of Incorporation (the “Washington Charter”) and Bylaws (the “Washington Bylaws”) will not be applicable to Newco upon completion of the Re-incorporation.

Reasons for and Advantages of Re-incorporation in Delaware

The Board of Directors has requested shareholders to approve the Re-incorporation for many reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have initially chosen Delaware for their domicile or have subsequently re-incorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

In the opinion of the Board of Directors of the Company, re-incorporation in Delaware may provide the Company with more opportunities to raise capital. It may be easier for the Company to complete a public offering if the Company is incorporated in Delaware as the investing public understand the Delaware corporate law but are unfamiliar with that of the State of Washington. However, the Company intends to complete the Re-incorporation even if it does not pursue a public offering in the future.

In addition, the procedures and degree of shareholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Washington corporations.  Although the Company believes that re-incorporation as a Delaware corporation may benefit its ability to raise capital in the future, the Company has no current plans to raise capital through the issuance of additional common stock.

In the opinion of the Board of Directors of the Company, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL. Re-incorporation from Washington to Delaware also may make it easier to attract future candidates willing to serve on the Company’s Board of Directors, because many of such candidates will already be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

The Merger Agreement

The Merger Agreement provides that the Company will merge with and into Newco, with Newco being the surviving corporation. Pursuant to the Merger Agreement, Newco will assume all assets and liabilities of the Company, including obligations under the Company’s outstanding indebtedness, contracts, options and warrants. The Company’s existing Board of Directors and officers will become the Board of Directors and officers of Newco for identical terms of office.

At the effective time of the Re-incorporation, each outstanding share of the Company’s common stock automatically will be converted into one share of Newco common stock. You will not have to exchange your existing stock certificates of the Company for stock certificates of Newco. However, after consummation of the Re-incorporation, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Newco’s transfer agent for cancellation, and obtain a new Delaware form of certificate. At the effective time of the merger, the Newco common stock will be traded on the NASDAQ Stock Market under the symbol “SPAB.”  There will be no interruption in the trading of the Company’s common stock as a result of the merger; however, it is likely that the Company will seek to obtain a new trading symbol which would be more closely related to the Astrotech Corporation name if the Name Change is approved.

The Merger Agreement was unanimously approved by the Board of Directors of the Company and it is anticipated that the Board of Directors of Astrotech Corporation, and the Company, as the sole shareholder of Astrotech Corporation, will approve and adopt the Merger Agreement prior to the Annual Meeting. Approval of the Re-incorporation proposal (which constitutes approval of the Merger Agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each share of Company common stock.

Effect of Not Obtaining the Required Vote for Approval

If the Re-incorporation proposal fails to obtain the requisite vote for approval, the Re-incorporation merger will not be consummated and the Company will continue to be incorporated in Washington.

Comparison of Shareholder Rights Before and After the Re-incorporation

Because of differences between the WBCA and the DGCL, as well as differences between the Company’s charter and bylaws before and after the Re-incorporation, the Re-incorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Re-incorporation, as a result of the differences among the WBCA and the DGCL, the Washington Charter and the Delaware Charter, and the Washington Bylaws and the Delaware Bylaws.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and Bylaws, on the one hand, and the WBCA and the Washington Charter and Bylaws on the other hand. The summary below is qualified in its entirety by reference to the WBCA, the Washington Charter, the Washington Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Authorized Capital Stock

Delaware Provisions

Newco’s authorized capital stock consists of 30,000,000 authorized shares of common stock, $0.01 par value, of which 1,000 shares are currently issued and outstanding to the Company and 1,000,000 authorized shares of preferred stock, $0.01 par value. All of the shares of Newco common stock issued in connection with the Re-incorporation will be validly issued, fully paid and non-assessable.

The holders of Newco common stock will be entitled to one vote for each share on all matters voted on by shareholders, including the election of directors. The holders of Newco common stock will not have any cumulative voting, conversion, redemption or preemptive rights. The holders of Newco common stock will be entitled to such dividends as may be declared from time to time by the Newco Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of Newco available for distribution to such holders.

Washington Provisions

The holders of the Company’s common stock are entitled to one vote for each share on all matters voted on by shareholders, including the election of directors. The Company’s authorized capital stock consists of (i) 75,000,000 authorized shares of common stock, no par value, and (ii) 2,500,000 authorized shares of preferred stock, no par value. The holders of the Company’s common stock do not have any cumulative voting, conversion, redemption or preemptive rights.

Number of Directors; Election; Removal; Filling Vacancies; Independent Directors

Delaware Provisions

The Delaware Charter and Delaware Bylaws provide that the number of directors will be fixed from time to time by action of the Board of Directors. The Delaware Bylaws provide that there shall be at least one director and no more than fifteen and that the number of directors may be increased or decreased at any time by a vote of a majority of the directors present at a meeting at which a quorum is present. Delaware law permits corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms.  The Delaware Charter provides for a classified board consisting of three classes, elected to three-year terms.  The present Washington Charter does not provide for a classified board of directors.  As a result of the Re-incorporation, three directors will serve until the annual meeting in fiscal year 2010, two will serve until the annual meeting in fiscal year 2011, and two will serve until the annual meeting in fiscal year 2012.  At the expiration of each director’s term, a successor will be elected to a three-year term.  In addition, any increase in the size of the board of directors will be allocated among the classes so that they are as nearly equal as possible.  The implementation of the classified board of directors may make it more difficult for the shareholders to replace the entire board of directors because only one-third of the board is elected each year which will protect against potentially abusive takeover tactics and efforts to acquire control of the Company at a price or on terms that are not in the best interests of all shareholders. The classified board structure will help ensure that the incumbent board of directors will be given the time and opportunity to evaluate any proposals for acquisition of control of the Company and assess and develop alternatives in a manner consistent with their responsibility to the Company’s shareholders, without the pressure created by the threat of imminent loss of control.

Under Delaware law, members of a classified board of directors may only be removed for cause. Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. Any vacancy created as a result of the removal of a director or a vacancy resulting from an enlargement of the Board of Directors may be filled only by the vote of a majority of the remaining directors then in office. A director elected to fill a vacancy shall hold office until the next annual meeting of shareholders.

Washington Provisions

The Washington Charter provides that the number of directors shall not be less than one nor more than fifteen.  Under the Washington Charter, the specific number of directors must be set by a resolution of the Board of Directors. The directors are elected by the shareholders at the annual meeting and all directors hold office until their successors are elected and qualified, or until their earlier death, resignation or removal. The Washington Charter does not divide the Board of Directors into classes and each director will serve for a term ending on the date of the subsequent annual meeting following the annual meeting at which such director was elected.

The Washington Charter provides that the shareholders may remove one or more directors for cause at a special meeting called for the purpose of removing the director, or at an annual meeting, upon the affirmative vote of the holders of a majority of the votes entitled to vote for the election of directors.  The Washington Bylaws provide that the shareholders may remove one or more directors with or without cause at a special meeting called for the purpose of removing the director, or at an annual meeting, upon the affirmative vote of the holders of a majority of the votes entitled to vote for the election of directors.  A vacancy on the Board of Directors, whether created as a result of the removal of a director or resulting from an enlargement of the Board of Directors, may only be filled by the directors then in office.

Under the WBCA, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. A director may be removed by the shareholders only at a special meeting called for that purpose. If a vacancy occurs on the Board of Directors either the shareholders or the directors shall fill the vacancy.

Cumulative Voting for Directors

Delaware Provisions

Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter expressly prohibits cumulative voting.

Washington Provisions

Under Washington law, unless the articles of incorporation provide otherwise, shareholders are entitled to use cumulative voting in the election of directors. The Washington Charter expressly prohibits cumulative voting.

Business Combinations; Interested Transactions

Delaware Provisions

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested shareholder” for a three-year period following the date that such shareholder becomes an interested shareholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer), or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203 of the DGCL, an interested shareholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested shareholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude Newco from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring Newco to negotiate in advance with the Newco’s Board of Directors, since the shareholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the shareholder becoming an interested shareholder.

Washington Provisions

Section 23B.19.040 of the WBCA provides that a Washington public company may not, for a period of five years following the date on which a shareholder becomes the beneficial owner of ten percent or more of the corporation’s outstanding shares, without the prior approval of the corporation’s board of directors of the transaction or of the acquisition by the shareholder resulting in the shareholder’s ownership of ten percent or more of the corporation’s outstanding shares, engage in (i) a merger, share exchange, or consolidation with such shareholder or an affiliate of such shareholder, (ii) a sale or other disposition to such shareholder of assets with a value equal to five percent or more of the aggregate market value of all the corporation’s assets, or having an aggregate value equal to five percent or more of the aggregate market value of all the outstanding shares of the corporation, or representing five percent or more of the earning power of the corporation, (iii) a termination, as a result of such shareholder’s acquisition of ten percent or more of the shares of the corporation, of five percent or more of the employees of the corporation employed in Washington whether at one time or over the five-year period following the date that the shareholder acquires ten percent of the corporation’s voting securities, (iv) an issuance, transfer or redemption by the corporation of shares, options or warrants to such shareholder, (v) a liquidation or dissolution proposed by or pursuant to an agreement with such shareholder, (vi) a reclassification of securities, including any share splits, share dividend or other distribution of shares in respect of stock, proposed by or pursuant to any agreement with such shareholder that has the effect of increasing the proportionate share of the outstanding shares of a class of shares owned by such shareholder, or (vii) a transaction with such shareholder in which the corporation makes any loans or advances to such shareholder or provides other financial assistance or tax credits or other tax advantages to such shareholder through the target corporation.

The Company is not aware of any specific effort by any party to assume control of the Company. Because the WBCA includes provisions affecting acquisitions and business combinations, the possibility that Section 203 of the DGCL may impede the accomplishment of mergers with, or the assumption of control of, the Company is not among the principal reasons for the Re-incorporation.

Limitation of Liability of Directors

Delaware Provisions

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter provides that a director will not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of his or her duty of care.

Washington Provisions

The WBCA permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for acts or omissions that involve (i) intentional misconduct by the director or a knowing violation of law by a director, (ii) liability for unlawful distributions, or (iii) for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.

The Washington Charter provides that a director of the Company will not be liable to the corporation or its shareholders for monetary damages for any conduct as a director to the fullest extent permitted by the WBCA. The Washington Charter also provides that a director of the Company shall have no personal liability to the Company or its shareholders for monetary damages for breach of conduct as a director; provided that a director will remain liable for acts or omissions that involve intentional misconduct by a director or a knowing violation of law by a director, for voting or assenting to an unlawful distribution, or for any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. This provision does not affect the availability of equitable remedies such as an injunction or rescission based upon a director’s breach of his duty of care.

Indemnification of Officers and Directors

Both the WBCA and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate), and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

Delaware Provisions

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Bylaws provide that Newco shall indemnify each person whom it may indemnify to the extent permitted by the DGCL and that Newco may purchase and maintain insurance on behalf of any person who is or was serving as a director, officer, employee or agent of the company, or of another entity at the request of the company. The Delaware Charter provides that Newco shall indemnify its present and former directors and officers to the maximum extent permitted by the DGCL and that such indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

Washington Provisions

The WBCA provides that a corporation may not indemnify a director in connection with a proceeding in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

The Washington Bylaws provide that to the full extent permitted by the WBCA, the Company shall indemnify any person made or threatened to be made a party to any proceeding (whether brought by or in the right of the corporation or otherwise) by reason of the fact that he or she is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding; and the Company may, at any time, approve indemnification of any other person which the Company has the power to indemnify under the WBCA and  that such indemnification shall not be exclusive of any other rights to which such person may be entitled as a matter of law or by contract or by vote of the Board of Directors or the shareholders. The Washington Charter provides that the Company may not provide indemnification in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable for (i) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper or (ii) violating any of the terms or provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or any of the rules or regulations promulgated thereunder.

Special Meetings of Shareholders

Delaware Provisions

Under the DGCL, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i) the Newco Chief Executive Officer, (ii) the Newco President, (iii) the Board of Directors, or (iv) by shareholders holding at least a majority of the outstanding shares of Newco.

Washington Provisions

Under the WBCA, a corporation must hold a special meeting of shareholders upon request by the board of directors or by such persons authorized to do so by the articles of incorporation or bylaws. A corporation must also hold a special meeting of shareholders if the holders of at least ten percent of all votes entitled to be cast at a special meeting deliver to the corporation a demand for a special meeting. However, a corporation that is a public company may in its articles of incorporation limit or deny the right of shareholders to call a special meeting. A corporation other than a public company may require that shareholders who hold a greater amount than ten percent of the outstanding shares may call a special meeting of shareholders provided that the amount is not greater than twenty-five percent.

The Washington Charter provides that special meetings of shareholders may be called by the Board of Directors, the Chairman of the Board of Directors, or the president of the Company but not by any other person.  The Washington Bylaws allow the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting to call a special meeting of the shareholders.

Amendment or Repeal of the Certificate of Incorporation

Delaware Provisions

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Delaware Charter provides that Newco reserves the right to amend, alter, change or repeal any provision contained in the Delaware Charter, in the manner prescribed by statute and in the charter, and that all rights conferred upon shareholders in the charter are granted subject to this reservation.

Washington Provisions

Under the WBCA, the board of directors may amend the Company’s articles of incorporation without shareholder approval (i) to change any provisions with respect to the par value of any class of shares, (ii) to delete the names and addresses of the initial directors, (iii) to delete the name and address of the initial registered agent or registered officer, (iv) if the corporation has only one class of shares outstanding, solely to effect a forward or reverse stock split, or (v) to change the corporate name. Other amendments to the articles of incorporation must be approved, in the case of a public company, by a majority of the votes entitled to be cast on the proposed amendment. The Washington Charter provides that the Company reserves the right to amend or repeal any provision contained in the articles of incorporation in any manner permitted by the WBCA.

Amendment to Bylaws

Delaware Provisions

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Charter and Delaware Bylaws provide that the Board of Directors and the shareholders will have the power to adopt, amend, alter or repeal the Delaware Bylaws.

Washington Provisions

The WBCA provides that the board of directors may amend or repeal the corporation’s bylaws unless the articles of incorporation reserve this power exclusively to the shareholders or the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. The shareholders may also amend or repeal the corporation’s bylaws, or adopt new bylaws, even though the bylaws may also be amended or repealed by the board of directors. The Washington Bylaws provide that the Board of Directors has the power to adopt, amend or repeal the bylaws of the Company, subject to the power of the shareholders to amend or repeal the bylaws, and that the shareholders also have the power to amend or repeal the bylaws and to adopt new bylaws.

Merger with Subsidiary

Delaware Provisions

The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Washington Provisions

The WBCA provides that a parent corporation may merge a subsidiary into itself without shareholder approval if the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Committees of the Board of Directors

Delaware Provisions

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

Washington Provisions

The WBCA also provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. Under the WBCA, each committee may exercise such powers of the board of directors specified by the board of directors; however, a committee may not (i) authorize or approve a distribution except in accordance with a general formula or method prescribed by the board of directors, (ii) approve or propose to shareholders any action that the WBCA requires be approved by shareholders, (iii) fill vacancies on the board of directors or on any of its committees, (iv) amend the articles of incorporation, (v) adopt, amend or repeal bylaws, (vi) approve a plan of merger not requiring shareholder approval, or (vii) approve the issuance or sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares.

Mergers, Acquisitions and Transactions with Controlling Shareholder

Delaware Provisions

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of shareholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty (20%) of the shares outstanding immediately prior to the merger. The certificate of incorporation of Newco does not make any provision with respect to such mergers.

Washington Provisions

Under the WBCA, a merger, share exchange, consolidation, sale of substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher or lower proportion is specified in the articles of incorporation.

The WBCA also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately prior to the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately prior to the merger.

Class Voting

Delaware Provisions

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Washington Provisions

Under the WBCA, a corporation’s articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Under the WBCA, a corporation’s articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.

Preemptive Rights

Delaware Provisions

Under Delaware law, a shareholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter states that shareholders do not have any preemptive rights.

Washington Provisions

Under Washington law, a shareholder has preemptive rights unless such rights are specifically denied in the articles of incorporation. The Washington Charter states that shareholders do not have any preemptive rights.

Transactions with Officers and Directors

Delaware Provisions

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

Washington Provisions

The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case no fewer than two qualified directors; (ii) it is approved by a majority of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a non-qualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

Stock Redemptions and Repurchases

Delaware Provisions

Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Washington Provisions

A Washington corporation may acquire its own shares.

Proxies

Delaware Provisions

Under the DGCL, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period.

Washington Provisions

Under the WBCA, a proxy executed by a shareholder will remain valid for eleven months unless a longer period is expressly provided in the appointment.

Consideration for Stock

Delaware Provisions

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Washington Provisions

Under the WBCA, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.

Shareholders Rights to Examine Books and Records

Delaware Provisions

The DGCL provides that any shareholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the shareholder can compel release of the books by court order.

Washington Provisions

The WBCA provides that upon five business days’ notice to the corporation a shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, the corporation’s articles of incorporation, bylaws, minutes of all shareholders’ meetings for the past three years, certain financial statements for the past three years, communications to shareholders within the past three years, list of the names and business addresses of the current directors and officers and the corporation’s most recent annual report delivered to the secretary of state. Upon five business days’ notice, so long as the shareholder’s demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder’s purpose, a shareholder may inspect and copy excerpts from minutes of any meeting of the board of directors or other records of actions of the board of directors, accounting records of the corporation and the record of shareholders.

Appraisal and Dissenters’ Rights

Under the DGCL and the WBCA, shareholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL and the WBCA provide for the dissenter and the company to petition the Court of Chancery or a superior court of the county in Washington where a corporation’s principal office or registered office is located, respectively. Although appraisal or dissenter’s rights are substantially similar in Delaware and Washington, this discussion is qualified in its entirety by reference to the DGCL and the WBCA, which provide more specific provisions and requirements for dissenting shareholders.

Dividends

Delaware Provisions

The DGCL provides that the corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

Washington Provisions

The WBCA provides that shares may be issued pro rata and without consideration to the corporation’s shareholders as a share dividend. The board of directors may authorize distributions to its shareholders provided that no distribution may be made if after giving it effect, the corporation would not be able to pay its liabilities as they become due in the usual course of business or the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Corporate Action Without a Shareholder Meeting

Delaware Provisions

The DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing.

Washington Provisions

If the corporation is a public company, the WBCA only permits action by shareholders without a meeting if the action is taken by all shareholders entitled to vote on the action.

Effective Time

If the Re-Incorporation is approved, the Re-Incorporation will become effective upon the filing of, or at the later date and time specified in (as applicable), each of the articles of merger to be filed with the Secretary of State of Washington in accordance with the WBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with the DGCL.  If the Re-Incorporation is approved, it is anticipated that the Board of Directors will cause the Re-Incorporation to be effected as promptly as reasonably possible following such approval. However, the Re-Incorporation may be delayed or terminated and abandoned by action of the Board of Directors at any time prior to the effective time, whether before or after the approval by the Company’s shareholders, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the Re-Incorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Effect on Common Stock

Assuming the proposal to effect the Reverse Split and the proposal to effect the Re-Incorporation are approved, after the effective date of the Re-Incorporation, the common stock will have a new CUSIP number, which is a number used to identify a company’s equity securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described in “Effect on Registered Certificated Shares” below.

After the effective date of the Re-Incorporation, the Company will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The common stock will initially continue to be reported on the NASDAQ Stock Market under the symbol “SPAB”; however, it is likely that the Company will seek to obtain a new trading symbol which would be more closely related to the “Astrotech Corporation” name. After the effective date of the Re-Incorporation, outstanding shares of common stock will remain fully paid and non-assessable. The Company will make all necessary filings with NASDAQ as required by SEC Rule 10b-17.

Effect of Not Obtaining the Required Vote for Approval

If the Re-Incorporation proposal fails to obtain the requisite vote for approval, the Re-Incorporation will not be consummated and the Company will continue to be incorporated in Washington.

Effect on Registered Certificated Shares

Some of the Company’s registered shareholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent, American Stock Transfer & Trust Company (the “Transfer Agent”), after the effective date of the Reverse Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your shares of the common stock (“Old Certificates”) to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of common stock of the Delaware-incorporated Company as a result of the Re-Incorporation (“New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Transfer Agent. Consequently, you will need to surrender your Old Certificate(s) before you will be able to sell or transfer your stock.

Shareholders will then receive a New Certificate or certificates representing the number of whole shares of the Company’s common stock into which their shares of common stock have been converted as a result of the Re-Incorporation. Until surrendered, the Company will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares of the Company’s common stock to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates evidencing shares of the Company’s common stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate, a New Certificate evidencing shares of the Company’s common stock will be issued with the same restrictive legends, if any, that are on back of the Old Certificate(s). All expenses of the exchange will be borne by the Company.

Shareholders should not destroy any stock certificate(s). You should not send your old certificates to the Transfer Agent until you have received the letter of transmittal.

Accounting Treatment of the Re-Incorporation

If the proposal to approve the Re-Incorporation is approved at the Special Meeting and the Re-Incorporation is effected, all previously reported per share amounts will be restated to reflect the effect of the Re-Incorporation as though it had occurred at the beginning of the earliest period presented in the consolidated financial statements. In addition, the amounts reported on the consolidated balance sheets as common stock and additional paid in capital will also be restated to reflect the Re-Incorporation.

Interested Parties

Except as described above with regard to potential benefits to be received by the officers and directors of the Company arising from the liability limitation and indemnification provisions under the DGCL, no director or executive officer of the Company has any interest, direct or indirect, in the Re-Incorporation other than any interest arising from the ownership of common stock.

Federal Income Tax Consequences

The following description of federal income tax consequences is based on the Internal Revenue Code (the “Code”) and applicable treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This discussion should not be considered tax or investment advice, and the tax consequences of the Re-incorporation may not be the same for all shareholders. In particular, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons.

Shareholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Re-incorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, the following U.S. federal income tax consequences will generally result:

•                  No taxable income, gain, or loss will be recognized by the Company or the Company’s shareholders as a result of the exchange of shares of the Company’s common stock for shares of Newco common stock pursuant to the Re-incorporation.

•                  The aggregate tax basis of the Newco common stock received by each Company shareholder in the Re-incorporation will be equal to the aggregate tax basis of the Company’s common stock surrendered in exchange therefore.

•                  The holding period of the Newco common stock received by each Company shareholder in the Re-incorporation will include the period for which such shareholder held the Company common stock surrendered in exchange therefor, provided that such Company common stock was held by such shareholder as a capital asset at the time of the Re-incorporation.

The Company has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the Re-incorporation under applicable tax laws. The Company believes that such a ruling and opinion are unnecessary and would add unneeded cost and delay because it knows of no reason why the IRS should challenge the described income tax consequences of the Re-incorporation. However, a successful IRS challenge to the reorganization status of the Re-incorporation would result in material adverse tax consequences to the Company, and in a shareholder recognizing gain or loss with respect to each share of Company common stock exchanged in the Re-incorporation.

Treasury Department Circular 230 Disclosure: To ensure compliance with United States Department of Treasury Circular 230, shareholders are hereby notified that any discussion of tax matters set forth in this proxy statement was written in connection with the promotion or marketing (within the meaning of Circular 230) of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used, by any shareholder for purposes of avoiding tax-related penalties under U.S. federal, state or local tax law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-INCORPORATION.

OTHER MATTERS

Proxy Solicitation Expense

The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers, and employees of the Company and its subsidiaries, without receiving any additional compensation, may solicit proxies personally or by telephone or facsimile. The Company has retained ADP Investor Communication Services to request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting.

Deadline for Submission of Shareholder Proposals for Next Year’s Annual Meeting

The proxy rules adopted by the SEC provide that certain shareholder proposals must be included in the Proxy Statement for the Company’s 2009 Annual Meeting. For a proposal to be considered for inclusion in the Company’s proxy materials for the Company’s 2009 Annual Meeting of Shareholders, it must be received in writing by the Company on or before September 9, 2009 at its principal office, 907 Gemini Street, Houston, Texas 77058, Attention: Secretary. If the Company receives notice after September 9, 2009 of a shareholder’s intent to present a proposal at the Company’s 2009 Annual Meeting, the Company will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in the Company’s proxy materials. Shareholders who wish to submit a proposal at next year’s Annual Meeting must submit notice of the proposal, in writing, to the Company at the address set forth above. Please note that should the re-incorporation be approved and implemented, the by-laws for Newco contain an advance notice provision requiring that any proposals or director nominations be submitted by November 23, 2009. Notwithstanding the foregoing, in the event that the Company changes next year’s Annual Meeting more than 30 days from the date of this year’s Annual Meeting, the Company will provide the deadline for submissions of shareholder proposals in an annual, quarterly or current report, so as to provide notice of such submission deadline to shareholders, which shall be a reasonable time before the Company begins to print and send its proxy materials.

Discretionary Voting of Proxies on Other Matters

The Board of Directors for the Company knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

OTHER MATTERS

We do not intend to bring any other matters before the Annual Meeting, nor are we aware of any other matters that are to be properly presented to the Annual Meeting by others.  In the event that other matters do properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.

The Company’s Annual Report on Form 10-K, including the Company’s audited financial statements for the year ended June 30, 2008, is being mailed herewith to all shareholders of record as of the record date.

By Order of the Board of Directors,

Brian K. Harrington

Senior Vice President and

Chief Financial Officer

Secretary and Treasurer

Houston, Texas

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”), dated this         day of                  2009 between SPACEHAB, Incorporated, a Washington corporation (the “Company”), and Astrotech Corporation, a Delaware corporation (the “Surviving Company”).

WITNESSETH:

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Washington and is authorized to issue (i) 75,000,000 shares of common stock, no par value per share (the “Common Stock of the Company”), and (ii) 2,500,000 shares of preferred stock, no par value per share (the “Preferred Stock of the Company”);

WHEREAS, the Surviving Company is a corporation duly organized and existing under the laws of the State of Delaware, is a wholly owned subsidiary of the Company and is authorized to issue (i) 30,000,000 shares of common stock, $0.01 par value per share (the “Common Stock of the Surviving Company”), of which 1,000 shares are issued to the Company and outstanding as of the date hereof, and (ii) 1,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock of the Surviving Company”);

WHEREAS, the Company desires to merge itself into the Surviving Company;

WHEREAS, the Surviving Company desires that the Company be merged into itself;

WHEREAS, the respective Boards of Directors of the Company and the Surviving Company have determined that it is advisable and in the best interests of each such corporation that the Company merge with and into the Surviving Company upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the re-incorporation of the Company in the State of Delaware, and the respective Boards of Directors of the Company and the Surviving Company have, by resolutions duly approved and adopted this Merger Agreement;

WHEREAS, the Board of Directors of the Company has adopted a resolution approving, and has recommended to the Company’s stockholders, an up to 5-for-1 reverse split (the “Reverse Split”) of the outstanding Common Stock of the Company; and

WHEREAS, the Board of Directors of the Company furnished a proxy statement in connection with the solicitation of proxies to be voted at an annual meeting of the Company’s stockholders on February 10, 2009, at 9:00 a.m., held at the Space Center Houston located at 1601 NASA Road 1,  Houston, Texas 77058 (the “Annual Meeting”).

NOW THEREFORE, in consideration of the foregoing premises and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Merger.  The Company shall be merged into the Surviving Company pursuant to Section 252 of the Delaware General Corporation Law and Section 23B.11.070 of the Washington Business Corporation Act (the “Merger”). The Surviving Company shall survive the Merger herein contemplated and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of the Company shall cease upon the Effective Date (as defined below).

2.                                      Effective Date.  The Merger shall be effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the filing of Articles of Merger with the Secretary of State of the State of Washington, which filings shall be made as soon as practicable after all required stockholder approvals have been obtained (the “Effective Date”).

3.                                      Common Stock of the Company.  On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Company issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into fully paid and non-assessable shares of the Common Stock of the Surviving Company.

4.                                      Preferred Stock of the Company.  On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding share of Preferred Stock of the Company which prior to that time represented Preferred Stock of the Company shall cease to exist and shall be deemed for all purposes to evidence ownership of and to represent Preferred Stock of the Surviving Company and shall be so registered on the books and records of the Surviving Company or its transfer agents.

5.                                      Warrants of the Company.  On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding warrant (the “Warrants” or “Warrant”) which prior to that time represented Warrants of the Company shall cease to exist and shall be deemed for all purposes to evidence ownership of and to represent Warrants of the Surviving Company and shall be so registered on the books and records of the Surviving Company or its transfer agents.

6.                                      Options of the Company.  On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, the Surviving Company will assume and continue any and all of the Company’s employee benefit plans and stock incentive plans in effect on the Effective Date with respect to which employee, director, or officer options, rights or accrued benefits (the “Options” or “Option”) are outstanding and unexercised as of such date. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding Option which prior to that time represented Options of the Company will automatically be converted into equal Options of the Surviving Company, and shall continue to reserve that number of shares of Common Stock of the Surviving Company with respect to each such Option as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions of such Options, and each Option of the Company issued and outstanding immediately prior thereto shall cease to exist and shall be so registered on the books and records of the Surviving Company or its transfer agents.

7.                                      Common Stock of the Surviving Company.  On the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Common Stock of the Surviving Company issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

8.                                      Stock Certificates. On and after the Effective Date, all of the outstanding certificates which immediately prior thereto represented shares of common stock or preferred stock or options, warrants, convertible debentures or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of common stock or preferred stock or options, warrants, convertible debentures or other securities of the Surviving Company, as the case may be, into which the shares of common stock or preferred stock or options, warrants, convertible debentures or other securities of the Surviving Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Company or its transfer agent. Each holder of record of a stock certificate of the Company shall surrender such certificate or certificates to the Surviving Company or its transfer agent and, upon such surrender, receive in exchange therefor a new certificate or certificates evidencing and representing the number of shares of common stock or preferred stock of the Surviving Company to which such holder is entitled. Notwithstanding the foregoing, the registered owner of any such outstanding certificate shall, until such certificate has been surrendered for transfer or otherwise exchanged, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock or preferred stock or options, warrants, purchase rights or other securities of the Company, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

9.                                      Succession.  On the Effective Date, the Surviving Company shall succeed to all of the rights, privileges, debts, liabilities, powers and property of the Company in the manner of and as more fully set forth in Section 259 of the Delaware General Corporation Law. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the Company shall be transferred to, vested in and devolved upon the Surviving Company without further act or deed and all property, rights, and every other interest of the Company and the Surviving Company shall be as effectively the property of the Surviving Company as they were of the Company and the Surviving Company, respectively. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company, including, without limitation, all liabilities and duties of the Company under [any employee stock purchase plans or stock incentive plans] shall attach to the Surviving Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

10.                               Certificate of Incorporation and By-Laws.  The Certificate of Incorporation of the Surviving Company in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Company until further amended in accordance with the provisions thereof and applicable law. The Bylaws of the Surviving Company in effect on the Effective Date shall continue to be the Bylaws of the Surviving Company until amended in accordance with the provisions thereof and applicable law.

11.                               Directors and Officers.  The members of the Board of Directors and the officers of the Surviving Company on the Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

12.                               Further Assurances.  From time to time, as and when required by the Surviving Company or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

13.                               Amendment.  This Merger Agreement may be amended by the Boards of Directors of the Company and the Surviving Company at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this Merger Agreement by the stockholders of either the Company or the Surviving Company shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Company to be effected by the Merger or (3) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of the stock of such corporation.

14.                               Abandonment or Deferral.  At any time before the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Company or the Surviving Company or both, notwithstanding the approval of this Merger Agreement by the shareholders of the Company or the Surviving Company or the prior filing of this Merger Agreement with the Secretary of State of the State of Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Company and the Surviving Company, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either corporation or its Board of Directors or shareholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

15.                               Tax-Free Reorganization.  The Company and the Surviving Company intend that the Merger shall qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This Merger Agreement shall constitute a plan of reorganization within the meaning of Section 368(a) of the Code.

16.                               Governing Law.  This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

17.                               Counterparts.  This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Merger Agreement to be executed and attested on its behalf by its officers thereunto duly authorized, as of the date first above written.

SPACEHAB, Incorporated
(a Washington Corporation)

By:
Name:
Title:

Astrotech Corporation
(a Delaware Corporation)

By:
Name:
Title:

APPENDIX B

CERTIFICATE OF INCORPORATION

OF

ASTROTECH CORPORATION

First:                                                                     The name of the Corporation is Astrotech Corporation (the “Corporation”).

Second:     The address of the registered office of the Corporation in the State of Delaware is 1209 N. Orange Street, Wilmington, New Castle County, Delaware 19801.  The name and address of its registered agent at such address is The Corporation Trust Company.

Third:                                                                The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (the “DGCL”).

Fourth:                                                         The total number of shares of capital stock which the Corporation shall have authority to issue is 31,000,000, which shall consist of (i) 30,000,000 shares of common stock, $0.01 par value per share (the “Common Stock”), and (ii) 1,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”).

4.1 Common Stock.  The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Common Stock of the Corporation:

(a) Dividends. To the extent permitted under the DGCL, the Board of Directors of the Corporation may cause dividends to be paid to the holders of shares of Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend.  When dividends are declared, whether payable in cash, in property or in shares of stock or other securities of the Corporation, the holders of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them, in such dividends.

(b) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock shall be entitled to share ratably, according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

(c) Voting Rights. Except as otherwise provided in this Certificate of Incorporation or by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by him.

4.2 Preferred Stock.  The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of the Corporation.  Authority is hereby expressly granted to the Board of Directors of the Corporation to, but not be limited to, fix subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations and relative rights, preferences, and limitations of the shares of such series including:

(a) The number of shares constituting the series and the distinctive designation of the series;

(b) The dividend rate (or the method of calculation of dividends) on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series;

(c) Whether the series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d) Whether the series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, as the case may be, including the date or dates upon or after which they shall be redeemable or exchangeable, as the case may be, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(g) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the relative rights or priority, if any, of payment of shares of the series; and

(h) Any other relative rights, preferences and limitations of that series.

Except for any difference so provided by the Board of Directors, the shares of Preferred Stock will rank on parity with respect to the payment of dividends and to the distribution of assets upon liquidation.

Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking find or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as shares of the same or any other series of Preferred Stock.

Fifth:                                                                    The name and the mailing address of the incorporator is:

Name	Mailing Address

Joshua S. Chaffin	1221 McKinney Street
Suite 2100
Houston, Texas 77010

Sixth:

6.1 Number of Directors. The number of directors of the Corporation shall consist of one (1) or more members, each of whom shall be a natural person.  The number of directors of the Corporation shall be fixed by, or in the manner provided in, the Bylaws of the Corporation.

6.2 Term of Office; Quorum; Vacancies. The number of directors of the corporation shall be fixed from time to time by or pursuant to the Bylaws. The directors shall be classified, with respect to the time for which they severally hold office, into three classes, each as nearly equal in number as possible, as shall be provided in the manner specified in the Bylaws, one class (Class I) to hold office initially for a term expiring at the annual meeting of stockholders to be held in fiscal year 2010, another class (Class II) to hold office initially for a term expiring at the annual meeting of stockholders to be held in fiscal year 2011, and another class (Class III) to hold office initially for a term expiring at the annual meeting of stockholders to be held in fiscal year 2012, with the members of each class to hold office until successors are elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. At each annual meeting of the stockholders of the Corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their elections. Subject to the Bylaws, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business. Any vacancies and newly created directorships resulting from an increase in the number of directors shall be filled by a majority of the Board of Directors then in office, even if less than a quorum, and shall hold office until the next stockholder’s meeting at which directors are elected and his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

6.3 Removal. Any director may be removed with or without cause upon the affirmative vote of the holders of a majority of the votes which could be cast by the holders of all outstanding shares of capital stock entitled to vote for the election of directors, voting together as a class, given at a duly called annual or special meeting of stockholders for which notice, stating the purpose, or purposes, of the meeting is the removal of the director, is given. In the event the Corporation has a classified Board of Directors, any such director may only be removed for cause.

6.4 No Written Ballot. Election of directors need not be by written ballot, unless the Bylaws of the Corporation provide otherwise.

6.5 Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOURTH applicable thereto, and each director so elected shall not be subject to the provisions of this ARTICLE SIXTH unless otherwise provided therein.

Seventh:                                                 For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

(1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(2) The directors shall have the power to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

(3) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and the Bylaws.

Eighth:                                                          Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement  and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

Ninth:                                                               At all meetings of stockholders, each stockholder shall be entitled to vote, in person or by proxy, each share of voting stock owned by such stockholder of record on the record date for the meeting. At each meeting of the stockholders, except where otherwise provided by this Certificate of Incorporation, the Bylaws of the Corporation, or required by law, the holders of at least one-third of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. When a quorum is present or represented at any meeting, the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question, matter or proposal brought before such meeting unless the question is one upon which, by express provision of law, this Certificate of Incorporation, the Bylaws or, with respect to a class or series of Preferred Stock, the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOURTH applicable thereto, a different vote is required, in which case such express provision shall govern and control the decision of such question. Abstentions are to be treated as shares present in person or represented by proxy for purposes of determining whether a quorum is present, but are to be treated as votes against such question, matter or proposal.

Tenth:                                                             The Corporation is to have perpetual existence.

Eleventh:                                              The Board of Directors reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Twelfth:    No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.  If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL.  Any repeal or modification of this ARTICLE TWELFTH by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                                Thirteenth:                                     The Corporation shall indemnify its present or former directors, officers, employees and agents or any person who served or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the maximum extent permitted by the DGCL.  The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.  Neither the amendment, change, alteration nor repeal of this ARTICLE THIRTEENTH, nor the adoption of any provision of these Articles, the Bylaws of the Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this ARTICLE THIRTEENTH or the rights or any protections afforded under this ARTICLE THIRTEENTH in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

                                                Fourteenth:                                  No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this Corporation.

                                                Fifteenth:                                             The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of this Corporation.

[Remainder of page intentionally left blank.  Signature page follows.]

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the DGCL, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this        day of                 , 2009.

Joshua S. Chaffin, Incorporator

APPENDIX C

BYLAWS

OF

ASTROTECH CORPORATION

ARTICLE I. — MEETINGS OF STOCKHOLDERS

1.1.         Time and Place of Meetings.  Meetings of stockholders for any purpose may be at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

1.2.         Annual Meetings.

(a)           Annual meetings of stockholders for the election of Directors and such other business as may properly be brought before the meeting shall be held at such place within or without the State of Delaware and at such date and time as shall be designated by the Board of Directors.

(b)           For nominations of persons for election to the Board of Directors or the proposal of other business to be properly brought before an annual meeting by a stockholder (1) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (2) such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware (the “DGCL”), (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (c)(iii) of this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not less than 45 or more than 75 days prior to the first anniversary (the “Anniversary”) of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(c)           Notwithstanding anything in the second sentence of the second paragraph of this Section 1.2 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least 55 days prior to the Anniversary, a stockholder’s notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(d)           Only persons nominated in accordance with the procedures set forth in this Section 1.2 or nominated by the Board of Directors shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section.  The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these bylaws and, if any proposed nomination or business is not in compliance with these bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e)           For purposes of these bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(f)            Notwithstanding the foregoing provisions, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.2.  Nothing in this Section 1.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

1.3.         Special Meetings.

(a)           Special meetings of the stockholders for any purpose or purposes may be called by the Chief Executive Officer, the President, the Board of Directors or by the holders of not less than a majority of all of the outstanding shares entitled to vote.  A request for a special meeting shall state the purpose or purposes of the proposed meeting, and business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice.

(b)           Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of record of the corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 1.2.  Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder’s notice required by the second paragraph of Section 1.2 shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(c)           Notwithstanding the foregoing provisions of this Section 1.3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.3.  Nothing in this Section 1.3 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

1.4.         Notice of Annual or Special Meeting.

(a)           Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) or more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the DGCL) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the DGCL.  However, no notice need be given to a stockholder if (i) notice of two consecutive annual meetings and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, if any, or (ii) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a twelve (12) month period have been mailed to that person, addressed at his address as shown on the records of the corporation, and have been returned undeliverable.  Any action or meeting taken or held without notice to such person shall have the same force and effect as if the notice had been duly given and, if the action taken by the corporation is reflected in any certificate or document filed with the Secretary of State, that certificate or document may state that notice was duly given to all persons to whom notice was required to be given.  If such a person delivers to the corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

(b)           When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned is announced at the meeting at which the adjournment is taken.  If, after adjournment, the Board of Directors fixes a new record date for the adjourned meeting or if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder who is entitled to vote at such adjourned meeting.  At any adjourned meeting, any business may be transacted that might have been transacted on the original date of the meeting.

1.5.         Quorum of Stockholders.  Unless provided in the certificate of incorporation or by law, the holders of one-third (1/3) of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders.  Unless otherwise provided in the certificate of incorporation, once a quorum is present at a meeting of stockholders, the stockholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any stockholder or the refusal of any stockholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting.  Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.  Unless otherwise provided in the certificate of incorporation, the stockholders represented in person or by proxy at a meeting of stockholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting.

1.6.         Conduct of the Stockholders Meeting.  At every meeting of the of the stockholders, the Chairman of the Board, if there is a person holding such position, or if not or in his absence, the Chief Executive Officer of the corporation, or in his absence, the President or Vice President designated by the Chief Executive Officer, or, in the absence of the President or Vice President, a chairman chosen by the majority of the voting shares represented in person or by proxy shall act as chairman.  The Secretary of the corporation or a person designated by the chairman of the meeting shall act as secretary of the meeting.

1.7.         Act of Stockholders.  With respect to any matter other than the election of directors, the affirmative vote of the holders of a majority of the shares entitled to vote on the matter and present in person or represented by proxy at a meeting of stockholders at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number is required by law or by the certificate of incorporation.  Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present, unless the vote of a greater number is required by the certificate of incorporation or the DGCL.

1.8.         Shares.  Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the certificate of incorporation provides for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series, or as otherwise provided by law.  At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him or as many persons as there are directors to be elected and for whose election he has the right to vote.  The vote on any other matter before the meeting shall be by ballot only if so ordered by the person presiding at the meeting or if so requested by any stockholder present, in person or by proxy, at the meeting and entitled to vote on such matter.

1.9.         Proxies.  At any meeting of the stockholders, each stockholder having the right to vote shall be entitled to vote either in person or by proxy executed in writing by the stockholder.  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.  No proxy shall be valid after three (3) years from the date of its execution unless otherwise provided in the proxy.  Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest or unless otherwise made irrevocable by law.

1.10.       Voting List.  The officer or agent having charge of the stock ledger for shares of the corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each stockholder, which list, for a period of ten (10) days prior to such meeting, shall be held open for examination by any stockholder in the manner provided by law.  Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting.  The original stock ledger shall be the only evidence as to who are the stockholders entitled to examine such list or stock ledger or to vote in person or by proxy at any such meeting of stockholders.

1.11.       Action by Written Consent Without a Meeting.  Any action  required by the DGCL to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceeds of meetings of stockholders are recorded.  Every written consent shall bear the date of signature of each stockholder who signs the consent.  No written consent shall be effective to take the action that is the subject of the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the corporation in the manner required by this section, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded.  Delivery shall be by hand or certified or registered mail, return receipt requested.  Delivery to the corporation’s principal place of business shall be addressed to the President or Chief Executive Officer of the corporation.  A telegram, telex, cablegram, or other electronic transmission by a stockholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a stockholder, shall be regarded as signed by the stockholder for purposes of this section.  Prompt notice of the taking of any action by stockholders without a meeting by less than unanimous written consent shall be given to those stockholders who did not consent in writing to the action.

ARTICLE II. - BOARD OF DIRECTORS

2.1.         Powers.  The powers of the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors of the corporation, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law, the certificate of incorporation, or these bylaws directed or required to be exercised and done by the stockholders.

2.2.         Number of Directors.  The number of directors of the corporation constituting the Board of Directors shall be at least one (1) and no more than fifteen (15) and shall otherwise be fixed from time to time by resolution of the Board of Directors.  No decrease shall have the effect of shortening the term of any incumbent director.

2.3.         Election and Term.  Unless removed in accordance with the provisions of these bylaws, the initial Board of Directors shall hold office until the first annual meeting of stockholders and until their successors shall have been elected and qualified.  At the first annual meeting of stockholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors as herein provided shall elect directors to hold office until the next succeeding annual meeting, except in case of the classification of directors, in which case the directors would hold office until the end of their respective terms. Unless removed in accordance with the provisions of these bylaws, each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified.  Directors need not be resident of the State of Delaware or stockholders of the corporation.

2.4.         Vacancies.  Any vacancy  occurring in the Board of Directors may be filled by election at an annual or special meeting of stockholders called for that purpose or by the affirmative vote of the majority of the remaining directors, although less than a quorum of the Board of Directors, or by a sole remaining director.  A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.  Any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of stockholders called for that purpose or by the Board of Directors for a term of office continuing only until the next election of one or more directors by the stockholders.  Notwithstanding the prior provision of this section, whenever the holders of any class or series of shares are entitled to elect one or more directors by the certificates of incorporation, any vacancies in such directorships and any newly created directorship of such class or series to be filled by reason of any increase in the number of such directors shall be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected then in office or by the vote of the holders of the outstanding shares of such class or series.  Such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole, unless otherwise provided in the certificate of incorporation.

2.5.         Resignation and Removal.

(a)           Any director may resign at any time upon giving written notice to the corporation.  Unless otherwise provided in the certificate of incorporation, when one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these bylaws in the filling of other vacancies.

(b)           At any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed for cause by a vote of the holders of a majority of the shares then entitled to vote at an election of directors, subject to any further restrictions on removal that may be contained in these bylaws.  If the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the certificate of incorporation, only the holders of shares of that class or series shall be entitled to vote for or against the removal of any director elected by the holders of shares of that class or series.

2.6.         Compensation of Directors.  As specifically prescribed from time to time by resolution of the Board of Directors, the directors of the corporation may be paid their expenses of attendance at each meeting of the board and may be paid a fixed sum for attendance at each meeting of the board or a stated salary in their capacity as directors.  This provision shall not preclude any director from serving the corporation in any other capacity and receiving compensation therefore.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

2.7.         Interested Directors.  No contract or transaction between the corporation and one or more of its directors or officers or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof, which authorize the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholder; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

2.8.         Committees.

(a)           The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

(b)           Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE III. — MEETINGS OF THE BOARD

3.1.         General.  Meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware.

3.2.         First Meeting.  The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the metering, provided a quorum shall be present.  In the event that the stockholders fail to fix the time and place of such first meeting, it shall be held without notice immediately following the annual meeting of stockholders, and at the same place, unless by the unanimous consent of the directors then elected and serving such time or place shall be changed.

3.3.         Regular Meetings.  Regular meetings of the Board of Directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the board.

3.4.         Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary on the written request of at least two (2) members of the Board of Directors.  Notice of each special meeting of the Board of Directors shall be given to each director in accordance with Section 4.1.

3.5.         Business at Meeting.  Except as may be otherwise provide by law or by the certificate of incorporation or by the bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

3.6.         Quorum of Directors.  A majority of the number of directors fixed by, or in the manner provided in, the certificate of incorporation or these bylaws shall constitute a quorum for the transaction of business unless a greater number is required by law, the certificate of incorporation, or these bylaws.  If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.7.         Act of Directors’ Meeting.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by law, the certificate of incorporation, or these bylaws.

3.8.         Action by Written Consent Without a Meeting.  Any action required or permitted by law, the certificate of incorporation, or these bylaws to be taken at a meeting of the Board of Directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the

Board of Directors or committee, as the case may be, and the written consent or consents are filed with the minutes of proceedings of the board or committee.  Such consent shall have the same force and effect as a unanimous vote at a meeting.

ARTICLE IV. — NOTICES

4.1.         Giving of Notice.  Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (a) in person, by telephone or by electronic mail at least 24 hours in advance of the meeting, (b) by sending written notice via reputable overnight courier or telecopy, or delivering written notice by hand, to such director’s last known business or home address at least 48 hours in advance of the meeting, or (c) by sending written notice via first-class mail to such director’s last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

4.2.         Waiver of Notice.  Whenever notice is required to be given by law, by the certificate of incorporation or by these bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE V. — TELEPHONE MEETINGS

Unless otherwise restricted by the certificate of incorporation, members of the Board of Directors or members of any committee designated by such board may participate in and hold a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.  Participation in a meeting conducted pursuant to this Article shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE VI. — OFFICERS

6.1.         Executive Officers.  The officers of the corporation shall consist of a President and a Secretary, each of whom shall be elected by the Board of Directors as provided in Section 6.2.  Such other officers, including assistant officers, and agents as may be deemed necessary may be elected or appointed by the Board of Directors or chosen in such other manner as may be permitted by these bylaws.  Two or more offices may be held by the same person.

6.2.         Election and Qualification.  The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect a President and a Secretary and may elect one or more other officers, none of whom need be a member of the board.  The Board of Directors may also appoint a Chairman of the Board from among its members.  The Board of Directors shall have the power to enter into contracts for the employment and compensation of officers for such terms as the board deems advisable.

6.3.         Other Officers and Agents.  The Board of Directors may appoint such other officers and assistant officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and exercise such powers and perform such duties as shall be determined from time to time by the board by resolution not inconsistent with these bylaws.

6.4.         Salaries.  The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

6.5.         Term, Removal, and Vacancies.  The officers of the corporation shall hold office until their successors are elected or appointed and qualify, or until their death or until their resignation or removal from office.  Any officer, agent, or member of a committee elected or appointed by the Board of Directors may be removed at any time by the board, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Election or appointment of an officer, agent, or member of a committee shall not of itself create contract rights.  Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise shall be filled by the Board of Directors.

6.6.         Chairman of the Board.  The Chairman of the Board, if one be elected, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors, upon written directions given to him pursuant to resolutions duly adopted by the Board of Directors.

6.7.         Chief Executive Officer.  The Chief Executive Officer, if one be elected, shall report to the Board of Directors and shall be responsible for the day-to-day management and business operations of the corporation and such other duties as the Board of Directors may from time to time prescribe. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board of Directors and stockholders.

6.8.         President.  The President shall be the chief operating officer of the corporation.  He shall have general responsibility for the management and control of the operations of the corporation and shall perform all duties and have all powers which are commonly incident to the office of chief operating officer or which are delegated to him by the Board of Directors.  Subject to the direction of the Board of Directors, the Chairman of the Board and the Chief Executive Officer, the President shall have power to sign all stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision of all of the other officers (other than the Chairman of the Board or any Vice Chairman or the Chief Executive Officer), employees and agents of the Corporation.  In the absence of the Chief Executive Officer, or if no Chief Executive Officer has been elected, the President shall have all the powers of the Chief Executive Officer.

6.9.         Vice Presidents.  The Vice Presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and have the authority and exercise the powers of the President.  They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

6.10.       Secretary.  The Secretary shall attend all meetings of stockholders and record all of the proceedings of the meetings of the stockholders in a minute book to be kept for that purpose and shall perform like duties for the Board of Directors and the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be.  He shall keep in safe custody the seal of the corporation and, when authorized by the Board of Directors, shall affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary or of the Treasurer.

6.11.       Assistant Secretaries.  The Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary.  They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

6.12.       Treasurer.  The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts and records of receipts, disbursements, and other transactions in books belonging to the corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.  He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Chief Executive Officer or Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation.

6.13.       Assistant Treasurers.  The Assistant Treasurers shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer.  They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the President may from time to time delegate.

6.14.       Officer’s Bond.  If required by the Board of Directors, any officer so required shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement, or removal from office, of any and all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the corporation.

6.15.       Action with Respect to Securities of Other Corporations.  Unless otherwise directed by the Board of Directors, the Chief Executive Officer or any officer of the Corporation authorized by the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other Corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.

ARTICLE VII. — INDEMNIFICATION OF OFFICERS AND DIRECTORS

7.1.         General.

(a)           The corporation shall indemnify its present or former directors, officers, employees and agents or any person who served or is serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the maximum extent permitted by the DGCL.  Subject to the foregoing, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

(b)           The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court or Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c)           To the extent that a director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

7.2.         Determination.  The indemnification contained in Section 7.1 (unless ordered by a court) shall be made by the corporation only as authorized by the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 7.1.  Such determination shall be made:

(a)           by a majority vote of a quorum consisting of directors who at the time of the vote are not parties to the proceeding;

(b)           if such a quorum cannot be obtained, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

(c)           by the stockholders.

7.3.         Reimbursement in Advance.  Expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be paid or reimbursed by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed if it is ultimately determined that he is not entitled to be indemnified by the corporation as authorized in this Article.

7.4.         Not Exclusive.  The indemnification and advancement of expenses provided by, or granted pursuant to the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested director, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

7.5.         Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this Article.

7.6.         Indemnification of Others.  The corporation may indemnify to the extent of the provisions set forth herein, any person, other than an officer or director, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise.  Any such employee or agent desiring indemnification shall make written application for such indemnification to the Board of Directors of the corporation.  A special meeting of the directors shall be called within ten (10) days after receipt of such application to determine if the person so applying shall be indemnified, and if so, to what extent.

7.7.         Nature of Rights.  The rights conferred upon indemnities in this Article shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.  Any amendment, alteration or repeal of this Article that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

7.8.         Miscellaneous.  For purposes of this Article, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, and agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.  For purposes of this Article, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee, or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

ARTICLE VIII. — SHARE CERTIFICATES

8.1.         Certificates Representing Shares.  Shares of stock of the corporation may be certificated or uncertificated under the DGCL.  If shares are certificated, the corporation shall deliver certificates representing all shares to which stockholders are entitled.  Such certificates shall be numbered and shall be entered in the stock ledger of the corporation as they are issued, and shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof.  The signatures of the President or a Vice President and the Secretary or an Assistant Secretary of the corporation, may be sealed with the seal of the corporation or a facsimile thereof.  The signatures of the President or a Vice President and the Secretary or an Assistant Secretary upon a certificate may be facsimiles.  In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issuance.  If the corporation is authorized to issue shares of more than one class or more than one series of any class, each certificate representing shares issued by such corporation (1) shall conspicuously set forth on the face or back of the certificate a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each class or series thereof authorized to be issued, or (2) shall conspicuously state on the face or back of the certificate that the corporation will furnish the powers, designations, preferences, and relative, participating, optional, or other special rights thereof and the qualifications, limitations, or restrictions of such preferences and rights to the record holder of the certificate without charge on written request to the corporation at its principal place of business or registered office.  Within a reasonable time after the issuance of uncertificated stock, the corporation will send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates under Sections 151, 156, 202(a) or 218(a) of the DGCL (or such successor provisions) or a statement that the corporation will furnish without charge, to each stockholder who so requests, the powers, designations, preferences and relative participationing, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Each certificate representing shares shall state upon the face thereof that the corporation is organized under the laws of the State of Delaware, the name of the person to whom issued, the number and class of shares and the designation of the series, if any, which such certificate represents, and the par value of each share represented by such certificate or a statement that the shares are without par value.  Notwithstanding the foregoing, each holder of uncertificated shares shall be entitled, upon request, to a certificate representing such shares.  Except as otherwise provided by law, the rights and obligations of holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical.

The Board of Directors shall have the power and authority to provide that,  if the shares are certificated, certificates representing shares of stock shall bear such legends, including, without limitation, such legends as the Board of Directors deems appropriate to assure that the corporation does not become liable for violations of federal or state securities laws or other applicable law.

8.2.         Lost, Stolen, or Destroyed Certificates.  The Board of Directors may direct a new certificate or certificates to be issued or direct uncertificated shares to be registered in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate or certificates to be lost, stolen, or destroyed.  The Board of Directors, in its discretion and as a condition precedent to the issuance or registration thereof, may prescribe such terms and conditions as it deems expedient and may require such indemnities as it deems adequate to protect the corporation from any claim that may be made against it with respect to any such certificate or certificates alleged to have been lost, stolen, or destroyed.

8.3.         Transfer of Shares.  Transfers of shares of stock shall be made only upon the transfer books of the corporation kept at an office of the corporation or by transfer agents designated to transfer shares of the stock of the corporation.  If such shares are certificated, except where a certificate is issued in accordance with Section 8.3 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued or uncertificated shares are registered therefor.  Upon the receipt of proper transfer instructions of uncertificated shares by the holder thereof in person or by his duly authorized attorney, such uncertificated shares shall be cancelled, issuance of new equivalent certificated or registration of uncertificated shares shall be made to the stockholder entitled thereto.  The transaction shall be recorded upon the books of the corporation.

8.4.         Record Date.  For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect to any change, conversion, or exchange of stock, or in order to make a determination of stockholders for any other proper purpose (other than determining stockholders entitled to consent to action by stockholders proposed to be taken without a meeting of stockholders), the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.  If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  Except as otherwise provided in these bylaws, a determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.  If no record date is fixed for the determination of stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or in order to make a determination of stockholders for any other proper purpose (other than determining stockholders entitled to consent to action by stockholders proposed to be taken without a meeting of stockholders), the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

8.5.         Dates of Consents to Action.  Whenever action by stockholders is proposed to be taken by consent in writing without a meeting of stockholders, the Board of Directors may fix a record date for the purpose of determining stockholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors and no prior action of the Board of Directors is required by law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office, its principal place of business, or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded.  Delivery shall be by hand or by certified or registered mail, return receipt requested.  Delivery to the corporation’s principal place of business shall be addressed to the President or the Chief Executive Officer of the corporation.  If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts a resolution taking such prior action.

ARTICLE IX. — VOTING TRUSTS AND VOTING AGREEMENTS

9.1.         Voting Trusts.  Any number of stockholders of the corporation may enter into a written voting trust agreement for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent shares of the corporation.  The shares that are to be subject to the agreement shall be transferred to the trustee or trustees for the purposes of the agreement, and a counterpart of the agreement shall be deposited with the corporation at its registered office in the State of Delaware.  The counterpart of the voting trust agreement so deposited with the corporation shall be subject to the same right of examination by a stockholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

9.2.         Voting Agreements.  Any number of stockholders of the corporation, or any number of stockholders of the corporation and the corporation itself, may enter into a written voting agreement for the purpose of providing that shares of the corporation shall be voted in the manner prescribed in the agreement.  A counterpart of the agreement shall be deposited with the corporation at its registered office in the State of Delaware and shall be subject to the same right of examination by a stockholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation.

ARTICLE X. — GENERAL PROVISIONS

10.1.       Distribution.  The Board of Directors from time to time may authorize and the corporation may make distributions in cash, in property, or in its own shares as the Board of Directors may determine, except when the authorization or payment thereof would be contrary to any restrictions contained in the certificate of incorporation.  Such distributions may be declared at any regular or special meeting of the board, and the authorization and payment shall be subject to all applicable provisions of law, the certificate of incorporation, and these bylaws.

10.2.       Reserves.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve fund for meeting contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the director shall deem conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

10.3.       Checks.  All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

10.4.       Fiscal Year.  The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

10.5.       Seal.  The corporate seal shall be in such form as may be prescribed by the Board of Directors.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced upon instruments of any nature required to be executed by its proper officers.

10.6.       Books and Records.  The corporation shall keep books and records of account and shall keep minutes of the proceedings of its stockholders, its Board of Directors, and each committee of its Board of Directors.  The corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the original issuance of shares issued by the corporation and a record of each transfer of those shares that have been presented to the corporation for registration of transfer.  Such records shall contain the names and addresses of all past and current stockholders of the corporation and the number and class of shares issued by the corporation held by each of them.  Any books, records, minutes, and stock ledgers may be in written form or in any other form capable of being converted into written form within a reasonable time.  Any stockholder, upon written demand under oath stating the purpose thereof, shall have the right to examine, in person or by agent, accountant, or attorney, at any reasonable time or times, for any proper purpose, the corporation’s relevant books and records of account, minutes, and stock ledgers, and to make extracts therefrom.

10.7.       Reliance upon Books, Reports and Records.  Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

10.8.       Pronouns.  All pronouns used in these bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE XI. — AMENDMENTS

The initial bylaws of the corporation shall be adopted by its Board of Directors.  Unless the certificate of incorporation or a bylaw adopted by the stockholders provides otherwise as to all or some other portion or portions of the corporation’s bylaws, these bylaws may be altered, amended, or repealed, and new bylaws may be adopted, by a majority of the Board of Directors or by affirmative vote of a majority of the shares entitled to vote at any regular or special, meeting of the stockholders at which a quorum is present and represented in person or by proxy subject to repeal or change by action of the stockholders.  The bylaws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with law or the certificate of incorporation.

CERTIFICATE BY SECRETARY

The undersigned, being the secretary of the corporation, hereby certifies that the foregoing Bylaws were duly adopted by the Board of Directors of the corporation effective on                              , 2009.

IN WITNESS WHEREOF, I have signed this certification as of the          day of                     , 2009.

, Secretary

Each shareholder, whether or not he or she expects to be present in person at the Annual Meeting, is requested to MARK, SIGN, DATE, and RETURN THE ENCLOSED PROXY CARD in the accompanying envelope as promptly as possible. A shareholder may revoke his or her proxy at any time prior to voting.

SPACEHAB, INCORPORATED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

February 10, 2009

P R O X Y

The undersigned hereby appoints, Mr. Mark E. Adams and Mr. Thomas B. Pickens, III, and each of them, as proxies of the undersigned, each with full power to act without the other and with full power of substitution and re-substitution, to vote all the shares of common stock of SPACEHAB, Incorporated that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on February 10, 2009, at 9:00 a.m., Houston time, at the Space Center Houston located at 1601 NASA Road 1, Houston, Texas 77058, and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present, as follows:

(Continued and to be signed on the reverse side)

The Board of Directors recommends a vote FOR the following proposals:

(1)	To elect seven directors to the Company’s Board of Directors, each for the term indicated in the proxy statement.

FOR all nominees listed below (except as marked to the contrary by lining out or striking through below).

Mark E. Adams General (Ret.) Lance W. Lord	R. Scott Nieboer John A. Oliva	Thomas B. Pickens, III William F. Readdy Sha-Chelle Manning

☐ FOR	☐ AGAINST	☐ ABSTAIN

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

_________________________________________

(2)	To ratify the appointment by the Board of Directors of PMB Helin Donovan, LLP as independent registered public accountants for the Company for the fiscal year ending June 30, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	To approve a reverse split of the Company’s common stock in the ratio of one share of new common stock for up to each five shares of old common stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)	To approve a change in the name of the Company from SPACEHAB, Incorporated to Astrotech Corporation and make other changes necessary to facilitate the foregoing actions.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)

To re-incorporate the Company under the laws of the State of Delaware by merging the Company with and into a newly formed, wholly owned Delaware subsidiary, and to authorize the officers of the Company to take all actions incident thereto.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5.

Dated                                         , 2009

Sign exactly as name appears hereon. When signing

in a representative capacity, please give full title.

Joint owners (if any) should each sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS